PRAXIS PHARMACEUTICALS AUSTRALIA PTY
                                     LIMITED
                                (ACN 082 811 630)

                                     - and -

                           PRAXIS PHARMACEUTICALS INC.

                                     - and -

                       PERPETUAL TRUSTEES NOMINEES LIMITED
                                (ACN 000 341 533)

                                     - and -

                     ROTHSCHILD BIOSCIENCE MANAGERS LIMITED
                                (ACN 072 515 247)











                             SHAREHOLDERS AGREEMENT












                              ARNOLD BLOCH LEIBLER
                           Solicitors and Consultants
                               333 Collins Street
                               MELBOURNE VIC 3000

                               Tel:(03) 9229 9999

                               Ref:JCS:EVK:1073464
                        (L:\SEC\EVK\1073464\PRAXSHAG.DOC)

                             SHAREHOLDERS' AGREEMENT

THIS AGREEMENT is made the 15th day of October December 21, 1999

BETWEEN:

                  PRAXIS PHARMACEUTICALS AUSTRALIA PTY LIMITED (ACN 082 811 630) of 60 Marcus Clarke Street, Canberra, Australian Capital Territory 2601 ("Company")

                                     - and -

               PRAXIS PHARMACEUTICALS INC. of 50 West Broadway, Salt Lake City, Utah, United States of America 84101 ("Praxis USA")

                                     - and -

               PERPETUAL TRUSTEES NOMINEES LIMITED (ACN 000 341 533) of 39 Hunter Street, Sydney, New South Wales in its capacity as trustee for The Australian Bioscience Trust constituted by a Trust Deed dated 20 August 1998 ("Trustee")

                                     - and -

               ROTHSCHILD BIOSCIENCE MANAGERS LIMITED
         (ACN 072 515 247) of Level 15, 1 O'Connell Street, Sydney, New South Wales ("RBML")


WHEREAS:

A The current Shareholder is Praxis USA who is the registered holder of the entire 100 Class A Shares issued.

B It is intended that prior to the subscription by the Trustee, Praxis USA will be the registered holder of 1,400,000 Ordinary Shares.

C RBML have agreed to procure the Trustee to subscribe, over two tranches, for up to 2,000,000 Series A Preferred Shares, at a subscription price of $1.00 per Share, on the terms and conditions set out in this Agreement. The first tranche will be for 250,000 Series A Preferred Shares for a total consideration of $250,000 and the second tranche will be for 1,750,000 Series A Preferred Shares for a total consideration of $1,750,000.

D The parties have agreed that their relationship shall be governed by the terms and conditions set out in this Agreement.

NOW IT IS AGREED:

1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this Agreement, unless the context otherwise requires:

                  "Anutech" means Anutech Pty Ltd (A.C.N. 008 548 650) of Anutech Court, corner Barry Drive and Daley Road, Australian Capital Territory 2601;

                  "Associate" has the meaning ascribed to that term in the Corporations Law;

                  "Board" or "the Directors" means the Board of Directors of the Company as constituted from time to time;

                  "Business" means the drug development operations of the Company;

                  "Business Day" means a day on which banks are open for domestic business in Melbourne excluding Saturdays, Sundays and public holidays;

                  "Business Plan" means the business plan of the Company in place from time to time;

                  "Confidentiality Deed" means a deed substantially in the form of the confidentiality deed set out in Schedule 1;

                  "Commencement Date" means the third Business Day after the date on which the condition precedent set out in Clause 2.1 is satisfied or such other date as the parties may agree;

                  "Constitution" means the constitution of the Company;

                  "Corporations Law" means the Corporations Law of Victoria or, where applicable, any other Corporations Law of any State or Territory;

                  "Deed of Accession" means a deed substantially in the form of the deed of accession set out in Schedule 2;

                  "Dispose" means, in relation to any relevant property, to sell, transfer, assign, create an Encumbrance over, declare oneself a trustee of or part with a benefit of or otherwise dispose of the relevant property (or any interest therein) and includes, without limitation, in relation to a share to enter into a transaction in relation to the share (or any interest therein), other than a transaction permitted by this Agreement or the Constitution, which results in a person other than the registered holder of the share:

                  (a) acquiring any equitable interest in the share, including, but not limited to, an equitable interest arising pursuant to a declaration of trust, an agreement for sale and purchase of or an option agreement or an agreement creating a charge or other security interest in respect of the share;


                  (b) acquiring any right to receive directly or indirectly any dividends payable in respect of the share;

                  (c) acquiring any rights of pre-emption, first refusal or like control over the disposal of the share;

                  (d) acquiring any rights of control over the exercise of any voting rights or rights to appoint Directors attaching to the share; or

                  (e) otherwise acquiring legal or equitable rights against the registered holder of the share which have the effect of placing the person in the same position as would exist if the person had acquired a legal or equitable interest in the share itself;

                  "Dividend" includes a bonus distribution in specie or in cash;

                  "Eligible Investee Company" has the meaning given to that term in the IIF Program Guidelines No. 1 of 1998 established by the Industry Research and Development Board acting under Part 2 of the IIF Program, Policies and Practices Direction No. 1 of 1997 (as amended from time to time, whether generally or in relation to any Licensed Fund);

                  "Employee Share Plan" means an employee share or option incentive plan proposed to be introduced by the Company pursuant to Clause 10;

                  "Encumbrance" means any mortgage, pledge, lien, hypothecation, charge or other form of security interest or interest in the nature of a security interest whatsoever;

                  "Group" means the Company and its subsidiaries (if any) for the time being;

                  "IIF Management Licence" means an IIF Program management licence executed between the Industry Research and Development Board on behalf of the Commonwealth of Australia and a Party to this Agreement;

                  "IIF Program"  means the  Innovation  Investment  Fund Program
                  established  by  the   Commonwealth  of  Australia  under  the
                  Industry Research and Development Act 1986 (Clth.);

                  "Licence Agreements" means the licence agreements entered into on or about the date of this Agreement between Anutech and Praxis USA and between Anutech and the Company;

                  "Licence and Research & Development Agreements" means the Licence and Research & Development Agreement entered into between Anutech and Praxis USA on 27 October 1997 and the Addendum to the Licence and Research & Development Agreement dated 8 October 1998;

                  "Licensed Fund" means a fund of whatever nature, and whether incorporated or not:

                  (a) which, or the manager of which, is to be or has been granted an IIF Management License; and

                  (b)  the manager or trustee of which is a Shareholder;

                  "Ordinary Shares" means the ordinary Shares of the Company having the rights ascribed to them by the Constitution;

                  "Party" means a party to this Agreement and includes a person who executes a Deed of Accession;

                  "Preferred Shareholder" means a Party who holds a Series A Preferred Share and includes a Party who holds the beneficial interest in a Series A Preferred Share registered in the name of another person as nominee for that Party;

                  "Proposing Transferor" means a Shareholder that proposes to Dispose of any Shares held by it;

                  "Related Body Corporate" has the meaning ascribed to that term in the Corporations Law;

                  "Relevant Event" means, in relation to a Shareholder:

                  (a) that Shareholder making any arrangement or composition with its creditors generally or any or all of them (other than for the purposes of a bona fide scheme of solvent amalgamation or reconstruction to which the other Shareholders have consented in writing);

                  (b) that Shareholder becoming insolvent within the meaning of that expression in the Corporations Law;

                  (c) a receiver, manager, receiver and manager, administrator or trustee or other like custodian being appointed by any person over all or a substantial part of that Shareholder's undertaking or assets and such receiver, manager, receiver and manager, administrator, trustee or other like custodian is not discharged within 60 days of being appointed;

                  (d) that Shareholder having a petition or summons lodged or an order made or a resolution passed for its liquidation or winding up (other than a voluntary liquidation for the purposes of a bona fide scheme of solvent amalgamation or reconstruction to which the other Shareholders have consented in writing) which is not discharged or revoked within 30 days; or

                  (e) the power, whether held directly or indirectly and by whatever means (whether or not enforceable at law or in equity):

                       (i) to exercise or control the right to vote attached to no less than 50% of the issued shares in that Shareholder;

                       (ii) to Dispose of or exercise a right of  disposal  over
                            not less than 50% of the issued Shares of that Shareholder;

                       (iii)to  control   the   composition   of  the  board  of
                            directors of that Shareholder (which shall be determined having regard to Section 47 of the Corporations Law); or

                       (iv) to  determine  substantially  the  conduct  of  that
                            Shareholder's business activities,

                       shall reside in any persons other than those holding such power on the date on which that Shareholder became a Shareholder;

                  "Relevant Shares" means in relation to a transferee of Shares, the Shares originally transferred to the Transferee and any additional Shares issued or transferred to the Transferee by virtue of the holding of those Shares or any of them;

                  "Second Tranche Date" means the date 10 Business Days after the Investors have received a patent review satisfactory to them from a patent attorney specified by the Investors following the filing of a patent application in respect of new compounds in accordance with the Business Plan;

                  "Senior Employee" means an employee whose rate of gross contractual salary is $75,000 per annum or more;

                  "Series  A  Preferred   Shares"   means  Series  A  Redeemable
                  Convertible Preferred Shares in the capital of the Company having the rights ascribed to them by the Constitution;

                  "Share" means a share in the capital of the Company including, without limitation, Ordinary Shares and Series A Preferred Shares;

                  "Shareholder" means a Party who holds Shares and includes a Party who holds the beneficial interest in Shares registered in the name of another person as nominee for that Party;

                  "Specified Proportion" means, in relation to a Shareholder, a fraction the numerator of which is the number of Shares held by that Shareholder for the time being and the denominator of which is the total number of Shares (including the Shares held by the said Shareholder) in issue for the time being (assuming that in so calculating the number of Shares held by a Shareholder and the total number of Shares in issue, all Series A Preferred Shares have been converted in to Ordinary Shares);

                  "Subsidiary" has the meaning ascribed to that term by the Corporations Law;

                  "Transfer Notice" means a Transfer Notice delivered by a Shareholder pursuant to Clause 8.3(b);

                  "Transfer Shares" means the Shares that a Proposing Transferor proposes to Dispose of;

                  "Trust" means the Australian Bioscience Trust constituted by a deed of trust dated 20 August 1998 between Perpetual and RBML;

                  "Trust Deed" means the deed of trust  constituting  the Trust;
                  and

                  "Trustee" means Perpetual and any substitute or additional trustee appointed to the Trust.

        1.2       INTERPRETATION

                  In this Agreement, including the Recitals, except to the extent that the subject or the context otherwise requires:

                  (a) reference to any legislation or to any provision of any legislation shall include any modification or re-enactment of, or any legislative provision substituted for, and all legislation and statutory instruments issued under, such legislation or such provision and shall include the corresponding legislation in such other State or Territory of the Commonwealth of Australia as may be relevant from time to time;

                  (b) words (including words defined in this Agreement) denoting the singular number shall include the plural and vice versa;

                  (c) words importing natural persons will include corporations, firms, unincorporated associations, partnerships, trusts and any other entities recognised by law and vice versa;

                  (d) words denoting any gender shall include all genders;

                  (e) the words "WRITTEN" and "IN WRITING" include any means of visible reproduction of words in a tangible and permanently visible form;

                  (f) reference to Clauses and Schedules are references to clauses and schedules of this Agreement;

                 (g) where a word or phrase is  defined,  other parts of speech and grammatical forms of that word or phrase shall have corresponding meanings;

                  (h) reference to any document or agreement shall be deemed to include references to such document or agreement as novated, supplemented, varied or replaced from time to time;

                  (i) no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Agreement or any part of it; and

                  (j) a reference to the ownership of Shares by a Shareholder or the Shares held by a Shareholder shall include, in relation to a Party who holds the beneficial interest in Shares registered in the name of another person as nominee for that Party, a reference to the beneficial ownership of such Shares by that Party or the Shares the beneficial interest in which is held by that Shareholder.

        1.3       HEADINGS

                  The headings to Clauses or Schedules are for the purposes of more convenient reference only and do not form part of this Agreement or effect its interpretation.

        1.4       ACKNOWLEDGEMENT

                  RBML acknowledges the provisions of this Agreement and agrees and undertakes that to the extent of its powers as manager of the Trust that it shall exercise all such powers as are available to it under the Trust Deed, do all such acts, matters and things and sign, execute and deliver all such instructions and documents to require the Trustee to comply with its obligations under this Agreement.


2       CONDITION PRECEDENT

        2.1 This Agreement and the performance of all obligations under this Agreement (other than obligations under this Clause 2) are subject to and conditional upon the Constitution being amended as set out in
        Schedule 3.

        2.2 The Company must ensure that the condition precedent in Clause 2.1 is satisfied on or before 31 October 1999.

        2.3 If the condition precedent in Clause 2.1 is not satisfied on or before 31 October 1999 (or such other date as the parties may agree), this Agreement (other than this Clause 2) is automatically terminated without any of the parties being liable to any other party pursuant to this Agreement except under this Clause 2.

        2.4 If the Second Tranche Date has not occurred on or before [ ], or such other date as the Investors agree, the Investors' obligations pursuant to Clause 3.2 are automatically terminated.


3       CAPITALISATION OF THE COMPANY AND OTHER MATTERS

        3.1 On the Commencement Date RBML will procure that the Trustee subscribe for a total of 250,000 fully paid Series A Preferred Shares at a price of $1.00 per Share and shall accordingly complete, sign and deliver to the Company an application form in respect of the Shares being subscribed for by it accompanied by a cheque for the subscription monies due.

        3.2 On the Second Tranche Date, RMBL will procure that the Trustee and/or such other persons as RBML determines subscribe for a total of 1,750,000 fully paid Series A Preferred Shares at a price of $1.00 per share and shall accordingly complete sign and deliver to the Company an application form in respect of the Shares being subscribed for by it accompanied by a cheque for the subscription monies due. Any person (other than the Trustee) who subscribes for Series A Preferred Shares pursuant to this clause shall execute a Deed agreeing to become a Party to this Agreement in a form acceptable to RBML.

        3.3 The Company shall, upon each receipt from the applicant of its respective applications, subscription monies or consideration in accordance with Clauses 3.1 and 3.2, issue and allot Series A Preferred Shares to the Trustee in accordance with each respective application and issue the Trustee with share certificates for its respective Shares.

        3.4 Unless otherwise agreed in writing between the Shareholders, the subscription monies referred to in Clauses 3.1 and 3.2 shall be applied by the Company solely for the purposes of the Business as detailed in the Business Plan.


4       FURTHER FINANCING

        4.1 Except as otherwise provided in this Agreement, none of the Shareholders undertakes to provide any loan or Share capital to the Company or to give any guarantee or indemnity in respect of any of the Company's liabilities or obligations.

        4.2 If, at any time prior to a public offering of any Shares, the Company wishes to raise further funds, the Company must first offer the right to provide to the Company all of the further funds to the Preferred Shareholders in proportion to their respective holdings of Series A Preferred Shares. If any Preferred Shareholder does not wish to provide all or part of its proportion of the further funds, the other

        Preferred Shareholders shall have the right to provide those further funds in proportion to their respective holdings of Series A Preferred Shares.

5       PUBLIC OFFERING

        5.1 Each party (other than the Trustee) shall use its best endeavours to ensure that an initial public offering of the Shares on the terms set out in Clause 5.2, or any other means by which the Shareholders can realise the value of their investment in the Shares, occurs within 36 months from the Commencement Date.

        5.2 It is intended that the initial public offering raise at least $10 million by the offer of Shares at an issue price of at least $3.00 per share.


6       DIVIDEND POLICY FOR ORDINARY SHARES

        6.1 The Parties agree that there is no existing intention to declare Dividends on any Ordinary Shares, and that no declaration of Dividends on any Ordinary Shares shall occur until such time as the Company has generated sufficient profits from the Business as would enable all Dividends that have accrued on Series A Preferred Shares, pursuant to the Constitution, to be met in full were those Dividends payable on the day the Dividend on the Ordinary Shares is to be declared.

        6.2 Subject to Clause 6.1, the Directors shall determine whether the Company shall pay a Dividend on the Ordinary Shares in any year.


7       DISPOSAL AND ENCUMBRANCE OF SHARES

        7.1 Subject to Clause 7.2, a Shareholder shall not Dispose of any legal or equitable interest in any of its Shares except:

                  (a) by a transfer of the entire legal and beneficial interest therein; and

                  (b) to a transferee permitted by the Constitution and this Agreement.

        7.2 A Shareholder may create an Encumbrance in respect of any of its Shares if:

                  (a)  BONA FIDE SECURITY

                       (i) such Encumbrance is granted bona fide as security for a financing arrangement; and

                       (ii) in relation to the  exercise or  enforcement  of any
                            power of sale or other right, power, authority, remedy or discretion contained in or conferred under or pursuant to the instrument creating the Encumbrance or otherwise howsoever, it is a term or condition that the person entitled to the benefit of the Encumbrance ("the Chargee") and any person (including any receiver or receiver and manager) claiming through the Chargee ("an Administrator") shall be required to:

                            (1) comply in all respects with the provisions of this Agreement and the Constitution as if the Chargee and the Administrator were each the applicable Shareholder; and

                            (2) covenant with the Shareholders by a written instrument in such form as the Shareholders may require that if the Chargee and the Administrator (or either of them) take possession of the rights or benefits of the applicable Shareholder under this Agreement, which are subject to the Encumbrance, the Chargee and the Administrator will each be bound by the provisions of this Agreement and the Chargee and the Administrator (or either of them) will not exercise any power of sale pursuant to the Encumbrance, except on terms the same mutatis mutandis as those set forth in this Agreement and the Constitution; or

                  (b) the prior written consent of all other Shareholders is obtained.


8        TRANSFER OF SHARES

         Notwithstanding anything to the contrary contained in this Agreement or in the Constitution:

         8.1      TRANSFER OF SHARES

                  (a) The Company shall refuse to register the transfer of any Share unless the transferee has or the transferees have entered into a Deed of Accession and:

                       (i) such transfer is permitted by, or is made pursuant to and in accordance with, Clauses 8.3, 8.4, 8.5 or
                            8.6 or the provisions of any agreement in writing between all the Shareholders; or

                       (ii) the  proposed  transferee  is approved in writing by
                            all the Shareholders (other than the Transferor of the Share) before any instrument is executed to give effect to such transfer and, subject to such approval being given, Clause 8.3 shall not apply to such transfer.

                  (b) Subject to Clause 8.1(c), the Company shall not be entitled to decline to register the transfer of any Share which otherwise qualifies under Clauses 8.1(a)(i) or 8.1(a)(ii).

                  (c) For the purpose of ensuring that a particular transfer of Shares is permitted under this Agreement or under the provisions of any agreement in writing between all the Shareholders, the Company may require the transferor or the person named as transferee in any transfer lodged for registration to furnish the Company with such information and evidence as the Company may think necessary or relevant. Failing such information or evidence being furnished to the satisfaction of the

                  Company within a period of 28 days after such request, the Company shall be entitled to refuse to register the transfer in question.

         8.2      PERMITTED TRANSFERS

                  (a) A Shareholder may at any time transfer any of the Shares held by it to the ultimate beneficial owner of those Shares at the time of transfer.

                  (b) A transfer of any Shares pursuant to this Clause shall only be treated as a permitted transfer if it is a transfer of the entire legal interest in such Share free from all Encumbrances.

                  (c) If a transfer pursuant to Clause 8.2(a) is to more than one ultimate beneficial owner, those Shares transferred and the rights and obligations under this Agreement shall be held by and bind them jointly.

         8.3      PRE-EMPTIVE RIGHTS

                  (a) Except as provided in Clauses 8.1, 8.2, 8.5 and 8.6 no Share may be Disposed of unless the procedure provided for in this Clause is followed.

                  (b) A Proposing Transferor shall be obliged to give notice in writing to the Company that the Proposing Transferor desires to Dispose of such Shares. The Transfer Notice shall specify:

                       (i)  the number and class of the Transfer Shares;

                       (ii) the price at which the Proposing  Transferor  wishes
                            to Dispose of the Transfer Shares (the "Transfer Price"); and

                       (iii)the  identity  of a person who has  indicated a bona
                            fide willingness to purchase the Transfer Shares at such price (the "Transferee").

                  (c) The Transfer Notice shall constitute the Company as the agent of the Proposing Transferor empowered to sell the Transfer Shares (together with all rights attaching thereto at the date of the Transfer Notice or at any time thereafter) at the Transfer Price on the terms of this Clause 8.3.

                  (d) The Transfer Notice shall not be revocable except with the prior written consent of all the Shareholders.

                  (e) Within 7 days after the receipt of any Transfer Notice the Company shall serve a copy of that Transfer Notice on all the Preferred Shareholders other than the Proposing Transferor (if applicable). In the case of a deemed Transfer Notice, the Company shall similarly serve notice on all the Preferred Shareholders (including the Proposing Transferor) notifying them that the same has been deemed to have been given.

                  (f) Subject as provided otherwise in this Agreement, or in any agreement in writing between all the Shareholders, the Transfer Shares shall first be offered for purchase at the Transfer Price by the Company to all the Preferred Shareholders (other than the Proposing Transferor) in the Specified Proportions of those Preferred Shareholders.

                  (g) Any offer made pursuant to Clause 8.3(f) shall be made by notice in writing and shall specify:

                       (i)  the number and class of the Transfer Shares;

                       (ii) the   proportionate   entitlement  of  the  relevant
                            Preferred Shareholder;

                       (iii) the Transfer Price; and

                       (iv) a period of 14 days  within  which the offer must be
                            accepted or shall lapse.

                  (h) If the Company does not receive acceptances in respect of all the Transfer Shares within the periods of the offers referred to in Clause 8.3(g), the Company shall forthwith give notice in writing of that fact to the Proposing Transferor and the remaining Transfer Shares in respect of which acceptances have not been received shall thereafter be offered, pro-rata, to those Preferred Shareholders who have accepted an offer within the periods of the offers referred to in Clause 8.3(g). Any offer made pursuant to this Clause 8.3(h) shall be made in accordance with Clause 8.3(g), except that the period within which all offers must be accepted before lapsing shall be 14 days.

                  (i) Subject to Clause 8.4, if the Company does not receive acceptances in respect of all the Transfer Shares within the periods of the offers referred to in Clauses 8.3(g) or 8.3(h), the Company shall forthwith give notice in writing of that fact to the Proposing Transferor, and the Proposing Transferor may within a period of 3 months after the date of such notice sell the Transfer Shares to the Transferee named in the Transfer Notice at any price which is not less than the Transfer Price (after deducting, where appropriate, any Dividend declared, paid or made after the date of the Transfer Notice in respect of the Transfer Shares and which has been or is to be retained by the Proposing Transferor).

                  (j) If any person or persons (including any other Shareholder) (the "Purchasers") agree within the periods referred to in Clauses 8.3(g), (h) or (i) (as the case may be) to purchase all of the Transfer Shares, the Company shall forthwith give notice in writing to the Proposing Transferor and to the Purchasers and the
                       Proposing Transferor shall thereupon become bound upon payment of the Transfer Price to the Proposing Transferor (whose receipt shall be a good discharge to the Purchaser and the Company therefor none of whom shall be bound to see the application thereof) to transfer to each Purchaser those Transfer Shares accepted by them. Every such notice shall state the name and address of each Purchaser, the number of Transfer Shares agreed to be purchased by it and the place and time appointed by the Company for the completion of the purchase (being not less than 7 days nor more than 28 days after the date of the said notice and not being at a place outside New South Wales). Subject to the giving of such notice, the purchase shall be completed at the time and place appointed by the Company.

                  (k) If a Proposing Transferor, having become bound to transfer any Transfer Shares pursuant to this Clause 8.3, makes default in transferring the same the Company may authorise some person (who shall be deemed to be the attorney of the Proposing Transferor for the purpose) to execute the necessary instrument of transfer of such Transfer Shares and may deliver it on its behalf and the Company may receive the purchase money and shall thereupon (subject to such instrument being duly stamped) cause the Transferee to be registered as the holder of such Transfer Shares and shall hold such purchase money on behalf of the Proposing Transferor. The Company shall not be bound to earn or pay interest on any money so held. The receipt of the Company for such purchase money shall be a good discharge to the Transferee (who shall not be bound to see to the application thereof) and after the name of the Transferee has been entered in the register of Shareholders in purported exercise of the power conferred pursuant to this Clause 8.3(k), the validity of the proceedings shall not be questioned by any person.

                  (l) Without limiting Clause 8.1(c), the Company may require to be satisfied that any Shares being transferred by the Proposing Transferor pursuant to Clause 8.3(i) are being transferred in pursuance of a bona fide sale for the consideration stated in the transfer and if not so satisfied may refuse to register the instrument of transfer.

         8.4      TRANSFER ON A RELEVANT EVENT

                  (a) Upon the happening of a Relevant Event, the Shareholder in question shall be deemed to have immediately given a Transfer Notice in respect of all the Shares as shall then be registered in the name of that Shareholder.

                  (b) In the case of a Transfer Notice being given pursuant to Clause 8.4(a), the price per Transfer Share which is so specified in the Transfer Notice shall be:

                       (i) such price as shall be agreed in writing between all of the Shareholders; or

                       (ii) in the  absence  of such  agreement  within  14 days
                            after the date on which the Transfer Notice is deemed to have been given, the price will be determined by an independent Chartered Accountant (the "Expert") nominated by agreement between all the Shareholders or, failing such nomination within 14 days after the request of any Shareholder to the others therefor, nominated at the request of any Shareholder by the President or other head for the time being of the Institute of Chartered Accountants of Australia. The Expert shall act as an expert and not as an arbitrator and his written determination shall in the absence of manifest error be final and binding on all the Shareholders. For the foregoing purpose, the Expert shall have access to all books of account and records and all vouchers, cheques, papers and documents that in any way relate to the Business or the Company.

                  (c) The Expert will certify in writing the sum that in his opinion is the fair market value of the Transfer Shares. The price per Share shall be the sum equal to the fair market value of the Transfer Shares (of that class) certified by that Expert divided by the number of Transfer Shares (of that class). The Company will use its best endeavours to procure that the Expert determines the price per Share within 21 days of being requested to do so.

                       The costs and expenses of the Expert in determining the price per Share shall be borne as to one half by the Proposing Transferor and as to the other half by the Purchasers (as defined in Clause 8.3(j)) pro rata according to the number of Transfer Shares purchased by them.

         8.5      CO-SALE

                  (a) If a Proposing Transferor is permitted under this Clause 8 to sell all or any of its Shares to a third party purchaser and the provisions of Clause 8.3 have been complied with or waived by the Preferred Shareholders, each of the Preferred Shareholders will have the right to require by notice in accordance with Clause 8.5(b) the Proposing Transferor to procure that the third party acquire Shares from each of the Preferred Shareholders who delivers such a notice, the number of Shares to be calculated by multiplying the number of Transfer Shares by the Specified Proportion of that Preferred Shareholder, at the same price per Share and on the same terms and conditions as the third party purchaser is to acquire the Proposing Transferor's Shares and, if any of the other Preferred Shareholders gives notice pursuant to this Clause 8.5, the Proposing Transferor will only be permitted to sell its Shares to the third party purchaser if the third party purchaser also acquires the relevant number of the other Preferred Shareholders' Shares at the same price per Share and on the same terms and conditions.

                  (b) A notice for the purposes of Clause 8.5(a) shall be in writing addressed to the Proposing Transferor and given to the Proposing Transferor within 14 days of receipt by the other Preferred Shareholder of a notice from the Proposing Transferor specifying the identity of the third party purchaser, price per Share and terms and conditions on which the Proposing Transferor's Shares are to be sold.

                  (c) A Preferred Shareholder other than the Proposing Transferor may sell its Shares to the third party purchaser in accordance with Clause 8.5(a) without the need to comply with the procedure set out in Clause 8.3.

         8.6      TRANSFER OF ENTIRE INTEREST

                  An obligation to transfer a Share under the provisions of this Clause 8 shall be deemed to be an obligation to transfer the entire legal and beneficial interest in such Share free from any Encumbrance.

         8.7      WAIVER OF PROVISIONS

                  The  provisions  of this Clause 8 may be waived in whole or in part in any particular case with the prior written consent of all the Shareholders.

         8.8      SHAREHOLDER OBLIGATION

                  Each Shareholder shall do everything within its power and shall not fail to do anything within its power to ensure that Shares in itself are not Disposed of in order to overcome or avoid the transfer provisions of Clause 8.


9        ALLOTMENT OF SHARES

         9.1 If, at any time prior to a public offering of any Shares of the Company, the Company issues any additional Shares or securities convertible into Shares, the Company shall offer to each Preferred Shareholder for subscription, at the same price and on the same terms and conditions, sufficient of such Shares or securities as will enable that Preferred Shareholder to maintain its proportionate ownership of Ordinary Shares after such issue, assuming that in so calculating the amount of Shares or securities to be offered and each Shareholder's proportionate ownership of Ordinary Shares, all issued Series A Preferred Shares have been converted into Ordinary Shares.

         9.2 Clause 9.1 shall not apply to Shares or securities issued to employees, consultants or directors for incentive purposes.

10       EMPLOYEE SHARE OR OPTION INCENTIVE PLAN

         The Parties acknowledge that it is intended that, after the completion of certain milestones, the Company will create and maintain an employee share or option incentive plan on the basis that if the shares were issued or options were fully exercised, the shares so issued would constitute up to 15% of the Ordinary Shares on issue determined as if all shares, and securities convertible in to Ordinary Shares had been converted, and on such other terms and conditions as are determined by the Board.

11       WARRANTIES, UNDERTAKINGS AND OBLIGATIONS

         11.1 The Company represents and warrants to each of the manager and trustee of each Licensed Fund that it is an Eligible Investee Company and there has been no material adverse change to the financial position of the Company as at September 1999 as described in the Business Plan; and

         11.2     The Company shall:

                  (a) proactively inform the manager of each Licensed Fund and respond to any requests from a manager of a Licensed Fund in a timely and expeditious manner, of any information concerning the status of the Company as an Eligible Investee Company or a change in the status of an Associate or Related Body Corporate of the Company, and any information that a manager of a Licensed Fund may require to comply with its obligations under the relevant IIF Management Licence;

                  (b) provide to the manager of each Licensed Fund on the date of this Agreement and thereafter within 14 days of receiving a request from a manager of a Licensed Fund so to provide (on at least an annual basis) the following information:

                       (i) the names of all officers and senior executives of the Company and its Related Bodies Corporate;

                       (ii) the  names  of  all  the  Company's  Related  Bodies
                            Corporate;

                       (iii)confirmation  that  no  moneys  invested  by,  or on
                            behalf of, a Licensed Fund will be used to discharge a debt to, or acquire an asset from, the manager or trustee of a Licensed Fund or any of their officers or Related Bodies Corporate;

                       (iv) confirmation  that the Company will not be acquiring
                            any goods or services from the manager or trustee of the Licensed Fund or any of their officers or Related Bodies Corporate;

                       (v) confirmation that the Company does not owe any money on any account whatever to the manager or trustee of a Licensed Fund or any of their officers or Related Bodies Corporate; and

                       (vi) confirmation  that in respect of any other holder of
                            a IIF Management Licence or another Licensed Fund ("Other Relevant Party"), the Company:

                            (1) cannot Control, or influence materially, the Other Relevant Party's activities or internal affairs;

                            (2) is not a member or beneficiary of or partner in the Other Relevant Party;

                            (3) is not in a position to cast, or to Control the casting of, a vote at a meeting of the equity holders in the Other Relevant Party or to Control or influence materially the Other Relevant Party's internal affairs;

                            (4) has no power to dispose of, or to exercise Control over the disposal of, a security in or issued by the Other Relevant Party;

                            (5) is not owed a debt by and is not a creditor of the Other Relevant Party; or

                            (6) does not act as agent for the Other Relevant Party in any transaction or dealing,

                  (c) represent and warrant that the information provided by the Company pursuant to clause 11.2(b) is true and correct; and

                  (d) ensure that it does all matters and things as are confirmed in the information provided by the Company pursuant to clause 11.2(b).

                  (e) A reference in this Clause 11.2 to "Control" of a corporation is a reference to the possession directly or indirectly of the power whether or not having statutory, legal or equitable force, and whether or not based on statutory, legal or equitable rights, directly or indirectly to:

                       (i) control more than 50% of the membership of the board of directors of that corporation; or

                       (ii) control more than 50% of its voting shares; or

                       (iii)direct or cause the direction of the  management and
                            policies of the manager,

                  whether   by  means  of  trusts,   agreements,   arrangements,
                  understandings, practices, the ownership of any interest in shares or stock of that company or otherwise.

                  (f) A reference in this Clause 11.2 to "Control" of a corporation or other person who is or proposes to act as a trustee is a reference to the possession directly or indirectly of the power to:

                       (i)  control the trustee;

                       (ii) control any  decisions  of the trustee as trustee of
                            the relevant trust;

                       (iii) appoint, remove or replace the trustee;

                       (iv) appoint,   remove  or  replace  a  majority  of  the
                            directors of the trustee; or

                       (v) direct the allocation of any benefits under the relevant trust.


                  (g) A reference in this Clause 11.2 to "Control" of an event, outcome or result or the exercise of a right, power, authority, discretion or remedy means the possession, directly or indirectly, of the power to bring about or direct that event outcome or result or direct the exercise of that right, power, authority, discretion or remedy.


12       MANAGEMENT OF THE COMPANY

         12.1 The Board shall be responsible for the overall direction and control of the management of the Company and the formulation of the polices to be applied in the conduct of the Business.

         12.2     The Board will consist of 5 directors, namely:

                  (a) an independent Chairman appointed by simple majority of all Shareholders;

                  (b) a managing director appointed by simple majority of all Shareholders;

                  (c)  two  directors   appointed  by  simple  majority  of  all
                       Preferred Shareholders, at least one of whom shall at all times be an appointee of RBML; and

                  (d)  one director appointed by Praxis USA.

         12.3 The persons who have appointed a director referred to in Clause 12.2 shall have the right from time to time to remove any such director and appoint another director in his place.

         12.4     The Company will pay to its non-executive directors:

                  (a)  such fees as are determined by majority of the Board; and

                  (b)  reasonable   travel  and  related  expenses  incurred  in
                       attending Board meetings or conducting business on the Company's behalf and as authorised by the Board.

         12.5 Unless otherwise agreed in writing between the Shareholders and save as otherwise provided or contemplated in this Agreement the Shareholders shall exercise their powers in relation to the Company so as to ensure that:

                  (a) the Company carries on and conducts its business and affairs in a proper and efficient manner and for its own benefit;

                 (b)  the Company transacts all of its business on arm's length terms;

                  (c) the Company shall maintain with a well-established and reputable insurer adequate insurance coverage against all risks usually insured against by companies carrying on the same or a similar business and (without prejudice to the generality of the foregoing) for the full replacement or reinstatement value of all its assets of an insurable nature;

                  (d) the Company allots and issues its Shares and other securities at the best price reasonably obtainable in the circumstances;

                  (e) the Company shall not acquire, dispose, hire, lease, licence or receive licences of any assets, goods, rights or services otherwise than at the best price reasonably obtainable in the circumstances;

                  (f) the Company shall keep books of account and therein make true and complete entries of all its dealings and transactions of and in relation to its business;

                  (g)  the Company fulfils its obligations under this Agreement;

                  (h) the Company shall prepare its accounts in accordance with the Corporations Law and shall adopt such accounting policies as may from time to time be generally accepted in Australia;

                  (i) the Company shall prepare such accounts in respect of each financial year as are required by statute and procure that such accounts are audited as soon as practicable and in any event not later than three months after the end of the relevant financial year; and

                  (j) if the Company requires any approval, consent or licence for the carrying on of its Business in the places and in the manner in which it is for the time being carried on or proposed to be carried on the Company will use its best endeavours to obtain and maintain the same in full force and effect.

                  The word "Company" where used in this paragraph shall be deemed to include each of the other companies in the Group (if any) from time to time to the intent and effect that the provisions of this Clause 12.5 shall apply in relation to each such company as they apply in relation to the Company.

         12.6     The Company shall provide to each Preferred Shareholder:

                  (a) annual financial statements, certified by an accounting firm of nationally recognised standing within 4 months of the end of each financial year;

                  (b)  regular    financial    statements    (including   income
                       statements, balance sheets and cash-flow statements) in a form acceptable to the Shareholders;

                  (c) an annual operating and financial plan agreed to by the Board prior to the beginning of each fiscal year and any revisions thereof promptly upon their adoption by the Board;

                  (d) quarterly technical summary updates measured against milestones in such form as the Shareholders may reasonably require within 14 days of the end of each calendar quarter; and

                  (e) such other information as to its financial and business affairs as any Preferred Shareholder may reasonably require.

         12.7 The Preferred Shareholders have the right at all times to appoint and instruct an independent chartered accountant to the Company for the purposes of reviewing the financial statements and other records and books of account of the Company, and the Company shall permit the independent accountant reasonable access to its records and books of account. The costs of the independent accountant shall be borne by the appointing Preferred Shareholder.


13       MEETINGS OF DIRECTORS

         13.1 The Company shall convene meetings of the Directors at least 9 times per year or as otherwise agreed from time to time by the Board.

         13.2 After a meeting of the Directors to be held in June of each year the Company shall present to each of the Directors for consideration:

                  (a)  comprehensive   financial   operating  budgets,   capital
                       budgets and cashflow budgets in a form acceptable to the Directors; and

                  (b)  business   financial   plans  for  the  Company  and  its
                       Subsidiaries (if any) in respect of the period of 3 years to commence on the 1st day of July in that year.

                  13.3  The  quorum  for  a  meeting  of  directors  will  be  3 directors, at least one of whom shall at all times be an appointee of a Preferred Shareholder.


14       MATTERS REQUIRING DIRECTORS APPROVAL

         Unless this Agreement otherwise provides, the Company will not, and none of the other companies in the Group (if any) will do any of the following, without the prior approval of a resolution of at least 4 of the Directors (one of whom was appointed by RBML):

         14.1 enter into, vary or terminate any contract or arrangement (whether legally binding or not) with any of its Directors or any Shareholder or with any Related Body Corporate of a Shareholder;

         14.2 enter into any material contract or arrangement outside the ordinary course of its Business or whereby any person would or might receive remuneration calculated by reference to its income or profits;

         14.3     vary   the   terms   of   service   (including   compensation,
                  remuneration and emoluments) of a Director;

         14.4 enter into any transaction or series of related transactions (whether at one time or over a period of time) involving the incurring of any capital expenditure or liability or the disposal of any capital asset or assets and which involves a total outlay or receipt, in any period of twelve consecutive months, of more than $100,000 (or such larger sum as the Shareholders may from time to time agree in writing) or a sum equal to 10% of the net assets of the Company and its Subsidiaries (if any) as shown in the latest audited consolidated accounts of the Company and its Subsidiaries (if any) or, if it has no Subsidiaries, in its latest audited accounts, whichever amount shall be the higher, but excepting transactions authorised expressly or impliedly in any current capital expenditure budget; for these purposes expenditure shall be deemed to be "Capital Expenditure" and an asset shall be deemed to be a "Capital Asset" if, in either case, it would be treated as such in accounts prepared in accordance with accounting principles generally accepted in Australia;

         14.5 borrow any money or obtain any advance, credit or financial accommodation in any form (other than normal trade credit not exceeding $50,000 or other than on normal banking terms for unsecured overdraft facilities not exceeding $50,000) or vary the terms and conditions of any borrowings or bank mandates;

         14.6 create or allow to subsist any Encumbrance over all or a substantial part of all of its assets;

         14.7 lend any money to any person (other than by way of deposit with a bank or other institution the normal business of which includes the acceptance of deposits) or grant any credit to any person (except to its customers in the normal course of business) or give any guarantee, indemnity or security in respect of the obligations of any other person;

         14.8 enter into any death, retirement, profit sharing, bonus, share option, employee incentive plan or other scheme for the benefit of the officers or employees of the Company or any material variation (including any increase in the percentage amount of the contributions) of any such scheme;

         14.9 commence any legal or arbitration proceedings other than routine debt collection;

         14.10 make any claim, disclaimer, surrender, election or consent of a material nature for tax purposes;

         14.11    make any early repayments of any of its indebtedness; or

         14.12 permit any power or authority of its Directors to be delegated to an executive officer or committee of Directors or to any other person whatsoever.

15       MATTERS REQUIRING PREFERRED SHAREHOLDERS APPROVAL

         15.1 Unless this Agreement otherwise provides, the Company will not, and none of the other companies in the Group (if any) will do any of the following, without the prior approval of two thirds of the Preferred Shareholders:

                  (a)  issue, allot, redeem,  purchase or grant options over any
                       of  its  Shares,   debentures  or  other   securities  or
                       reorganise its share capital in any way except:

                       (i) where the number of Shares, debentures or other securities to be issued, allotted, redeemed or purchased does not exceed, within any 12 month period, 10% of the total number of Shares, debentures or other securities of the same class;

                       (ii) in relation to an Employee Share Plan; or

                       (iii)in  relation to all  options  currently  on issue at
                            the Commencement Date;

                  (b) pay or make any Dividend or other distribution including without limiting the foregoing make any distribution out of capital profits or capital reserves (including any share premium account or capital redemption reserve fund) except pursuant to the provisions of Clause 5.1;

                  (c) amend the provisions of its Constitution or pass any resolution for winding up;

                  (d) acquire or make any investment in another company or business;

                  (e) change the nature or scope of its business to a material extent or commence any material new business not being ancillary or incidental to such business as defined in the Company's current Business Plan;

                  (f)  merge or amalgamate with any person;

                  (g) incur any material research and development expenditure in excess of $250,000 in any 12 month period otherwise than in accordance with the research and development budget agreed to by the Shareholders for the year in question; or

                  (h) modify or abrogate any rights for the time being attached to any Shares.

         15.2 If the Shareholders (or any of them) have been requested by the Board or another Shareholder to provide their approval, consent or determination in relation to any matter relating to the Company, and the request:

                  (a) does not stipulate a time and date by which the approval, consent or determination is to be given or made, the Shareholder must give or withhold its approval or consent or make the determination within 14 days after receiving the request from the Board or other Shareholder; or

                  (b) stipulates a time and date by which the approval, consent or determination is to be given or made, the Shareholder must give or withhold its approval or consent or make the determination within that timeframe.

                  If the Shareholder does not, it will be deemed to have given its approval or consent, or made a favourable determination on the expiry of the 14 day period or the stipulated timeframe.


         16       MANAGEMENT AND PERSONNEL

         16.1 Each Party, including the Company, shall keep all information which it obtains concerning the Business, affairs or assets of the Company strictly confidential and shall not, and shall procure that their respective officers, employees, agents and auditors do not, without the prior written consent of all the other Parties, disclose any of the above information to any third party except:

                  (a) if required to make such disclosure by any court of competent jurisdiction or in order to enforce any rights under this instrument in any proceedings;

                  (b)  pursuant to any court order;

                  (c) pursuant to any law or regulation having the force of law;

                  (d) pursuant to any requirements of the Australian Stock Exchange Limited;

                  (e) in circumstances where the information has come within the public domain otherwise than by reason of a breach by one of the Parties of the provisions of this Clause;

                  (f) to a bona fide intending purchaser of at least 5% of any class of Shares or to a bona fide intending director provided such purchaser or director agrees to observe the confidentiality provisions of this Clause;

                  (g) in the normal and ordinary course of the Business of the Company;

                  (h) pursuant to any other contract or legal obligation upon the Company;

                  (i) nothing in this Clause shall prohibit a Director from providing information to his appointor; or

                  (j) nothing in this Clause shall prohibit any Shareholder from disclosing the information, on a confidential basis, to employees or officers of any Related Body Corporate of that Shareholder to the extent as is reasonably required to satisfy any reporting obligations that Related Body Corporate has to the ultimate beneficial owner of the Shares.

         16.2 The Company shall ensure that the contract of employment entered into with all employees of the Company contains confidentiality obligations in a form reasonably acceptable to the Preferred Shareholders, or if there is not such written contract, that the employee executes a Confidentiality Deed.

         16.3 The Company shall ensure that the contract of employment entered into with all Senior Employees contains a restrictive covenant in relation to future employment in a form reasonably acceptable to the Preferred Shareholders or, if there is no such written contract that each Senior Employee executes a restrictive covenant in relation to future employment in a form reasonably acceptable to the Preferred Shareholders.

         16.4 The personnel requirements of the Company will be determined by the Board.


17       SUBSCRIPTION COSTS

         17.1 Subject to Clause 17.2 being met, the Company will bear all reasonable legal expenses of the Preferred Shareholders associated with the preparation, negotiation and completion of this Agreement and the amendment to the Constitution to include the terms of issue of the Series A Preferred Shares.

        17.2 On or before the Commencement Date, each of the Company and the Shareholders shall, where appropriate, duly and punctually hold the meetings, give the notices and otherwise comply with all the requirements of RBML regarding compliance with Section 260B of the Corporations Law so that to the extent required by RBML any and all financial assistance, as referred to in Clause 17.1 given by the Company is not prohibited by Section 260A of the Corporations Law.

         17.3 If the Shareholders do not approve the giving of financial assistance as referred to in Clause 17.1 pursuant to Section 260B of the Corporations Law, the Shareholders will bear, in their Specified Proportions, all reasonable legal expenses of RBML associated with the preparation, negotiation and completion of this Agreement and the amendment to the Constitution.


18       INDEMNITY FROM PRAXIS USA

         Praxis USA indemnifies and agrees to keep indemnified each of the Shareholders and the Company against all proceedings, claims, damages, costs, expenses, losses and liabilities of whatever nature which may be suffered, incurred, paid or sustained by any of the Shareholders or the Company whether directly or indirectly as a result of any claim, action or proceedings brought by any shareholder of Praxis USA against Praxis USA or any of the Shareholders or the Company in relation to the subscriptions and transactions contemplated by, or the conduct of the Business in accordance with, this Agreement, including without limitation, the Licence and Research & Development Agreements and the Licence Agreements.


19       PUBLICITY

         19.1 No public announcement of the holding of Shares as contemplated in this Agreement shall be made by any of the Parties otherwise than as a joint announcement in a form approved by all the Parties.

         19.2 Subject to Clause 19.1 and except to the extent required by law or by the rules of any stock exchange, no Party shall make any disclosure in relation to any other terms or conditions of this Agreement.


20       NOTICES

         Any notice required to be given under this Agreement by any Party to another shall be:

         20.1 in writing addressed to the address of the intended recipient shown in this Agreement below or to such other address as has been most recently notified by the intended recipient to the Party giving the notice:

                  IN THE CASE OF THE COMPANY:

                  Level 7, 60 Marcus Clarke Street
                  Canberra City, Australian Capital Territory 2601

                  Facsimile:

                  Attention:

                  IN THE CASE OF PRAXIS USA:

                  50 West Broadway, Salt Lake City, Utah,
                  United States of America 84101

                  Facsimile:

                  Attention:


                  IN THE CASE OF THE TRUSTEE:

                  39 Hunter Street, Sydney, New South Wales

                  Facsimile:  02 9221 1889

                  Attention: Senior Manager, Unit Trusts: Doug Browne


                  IN THE CASE OF RBML:

                  Level 10, 1 Collins Street, Melbourne, Victoria 3000

                  Facsimile:  03 9254 4940

                  Attention:  Dr Geoff Brooke


         20.2     signed by a person duly authorised by the sender; and

         20.3     deemed to have been given and served:

                  (a)  where despatched by hand, at the time delivery;

                  (b) where despatched by facsimile transmission, 24 hours after the time recorded on the transmission report unless:

                       (i)  within  those 24 hours the  intended  recipient  has
                            informed  the  sender  that  the   transmission  was
                            received in an incomplete or garbled form; or

                       (ii) the   transmission   result  report  of  the  sender
                            indicates a faulty or incomplete transmission; and

                  (c) where despatched by registered mail, on acknowledgment of receipt by or on behalf of the recipient,

                  but if such delivery or receipt is on a day on which commercial premises are not generally open for business in the place of receipt or is later than 4.00 p.m. (local time) on any day, the notice shall be deemed to have been given and served on the next day on which commercial premises are generally open for business in the place of receipt.


21       INCONSISTENCY WITH CONSTITUTION

         In the event that there is any inconsistency between this Agreement and the Constitution, this Agreement shall prevail.


22       FURTHER ASSURANCES

         Each Party shall take all such steps, execute all such documents and do all such acts and things as may be reasonably required by the other Parties to give effect to any of the transactions contemplated by this Agreement.


23       NON-WAIVER

         Other than as otherwise specified in this Agreement, neither the failure of any Party to enforce at any time any of the provisions of this Agreement nor the granting of any time or other indulgence shall be construed as a waiver of that provision or of the right of that Party thereafter to enforce that or any other provision.


24       COSTS

         Other than as otherwise specified in this Agreement, the Parties shall bear their own costs arising out of the preparation of this Agreement save that the Company shall bear any stamp duty chargeable on this Agreement and on any instruments (other than a transfer of Shares) required to be entered into pursuant to this Agreement and the Company indemnifies the other Parties against the liability for all such stamp duty.


25       AMENDMENT

         This Agreement may not be amended except by the unanimous written consent of all Parties.

26       TRUSTEES LIMITATION OF LIABILITY PROTECTION CLAUSE

         26.1 The Trustee enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

         26.2 The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust, including seek the appointment of a receiver (except in relation to property of the Trust), a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to property of the Trust).

         26.3 The provisions of this Clause 26 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Trust Deed establishing the Trust or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the assets of the Trust, as a result of the Trustee's fraud, negligence or breach of trust.

         26.4 It is acknowledged that RBML as the manager of the Trust is responsible under the Trust Deed establishing the Trust for performing a variety of obligations relating to the Trust, including under this Agreement. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of this Clause 26.3 to the extent to which the act or omission was caused or contributed to by any failure by the manager or any other person to fulfil its obligations relating to the Trust or by any other act or omission of the manager or any other person.


27       COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

28       GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the laws for the time being in force in the State of Victoria and each party submits to the non-exclusive jurisdiction of the Courts of or exercising jurisdiction in that State.

IN WITNESS WHEREOF the parties have executed this Agreement on the date written above.




THE COMMON SEAL of PRAXIS                    )
PHARMACEUTICALS AUSTRALIA PTY                )
LIMITED (ACN 082 811 630) was hereto         )
affixed in accordance with its Constitution  )
in the presence of:                          )

/s/ William B. Cowden                        Director

William B. Cowden                            Name of Director (Print)

/s/ Brett Charlton                           Director/Secretary

Brett Charlton                               Name of Director/Secretary (Print)




EXECUTED  by PRAXIS                          )
PHARMACEUTICALS INC. by its                  )
authorised officer in the presence of:       )
                                             )

/s/ William B. Cowden                        Authorised Officer

William B. Cowden                            Name of Authorised Officer (Print)

CEO                                          Title




EXECUTED BY PERPETUAL
TRUSTEES NOMINEES LIMITED
(ACN 000 341 533)

PERPETUAL TRUSTEES NOMINEES LIMITED (CAN
000  341  533)  By  its   Attorneys  who
declare that they have no notice of revocation of the Power of Attorney under which this document is signed.


THE COMMON SEAL of ROTHSCHILD                )
BIOSCIENCE MANAGERS LIMITED                  )
(ACN 072 515 247) was hereto affixed in      )
accordance with its Constitution in the      )
presence of:                                 )

/s/ G.C.D. Brooke                            Director

G.C.D. Brooke                                Name of Director (Print)


/s/ M.D. Pickering                           /Secretary

M.D. Pickering                               Name of /Secretary (Print)

                                   SCHEDULE 1
                                   ----------

                              CONFIDENTIALITY DEED

THIS CONFIDENTIALITY DEED is made the           day of                 1999

BETWEEN:

            PRAXIS PHARMACEUTICALS AUSTRALIA PTY
            LIMITED (ACN 082 811 630) of 60 Marcus Clarke
            Street, Canberra, Australian Capital Territory 2601
            ("the Company")

                                     - and -

            [##] of [##] ("the Employee")

WHEREAS:

A The Company has agreed to engage the Employee as an employee to assist in the ongoing drug discovery operations (the "Business") of the Company.

B In the course of the Employee's employment as an employee, information concerning the Business, accounts, finance, contractual arrangements, dealings, transactions or affairs of the Company, including, without limitation, any information relating to biotechnology, processes, products, specifications, inventions, patents, copyright and designs owned or used by the Company, however generated, recorded, stored or disseminated ("Confidential Information") may be disclosed to or acquired by the Employee.

C In consideration of his engagement as an employee of the Company, the Employee undertakes to preserve and maintain the confidentiality of the Confidential Information on the terms and conditions contained in this Deed.

D Each of the parties acknowledge that in order to protect the Business of the Company and to secure the services of the Employee, the Employee has, at the request of the Company, agreed to enter into the restrictive covenants contained in this Deed.

THE PARTIES COVENANT AND AGREE as follows:

1          The Employee shall at all times:

           1.1 treat the Confidential Information in strict confidence and maintain strict secrecy about the Confidential Information in its possession;

           1.2 not disclose or provide, whether voluntarily or otherwise, any Confidential Information to any person without the prior written consent of the Company; and

           1.3 not directly or indirectly make use of any Confidential Information for any purpose except in the course of employment with the Company and for the benefit or advantage of the Company.

2          Nothing  in  Clause  1  prohibits  the   disclosure  or  use  of  any
           Confidential Information which:

           2.1 is or becomes publicly available through no fault of the Employee;

           2.2 was in the Employee's possession prior to his employment with the Company and was not acquired by the Employee directly or indirectly from the Company;

           2.3 was rightfully received by the Employee from a third party without a duty of confidentiality being owed by the Employee to the third party and was not acquired by the Employee directly or indirectly from the Company; or

           2.4   the Employee is required to disclose by:

                 2.4.1    any law; or

                 2.4.2    an order of any Court of competent jurisdiction,

                 but only to the extent required by the law or order.

3 All Confidential Information shall be and remain the property of the Company. The Employee acknowledges that all Confidential Information developed in the course of the Employee's employment will vest in the Company. The Employee agrees to execute any documents and supply any information, data, models or programs required by the Company to exploit, protect, register or assign ownership of such Confidential Information.

4 The Employee acknowledges that the Company may suffer substantial damage as a result of the disclosure of any of the Confidential Information to any person other than a person authorised by the Company to receive the Confidential Information. The Employee shall at all times indemnify the Company against all and any loss, damages, expenses or costs directly or indirectly sustained, suffered or incurred (including special, consequential and economic damages) or other claims howsoever arising (and legal and other professional costs and disbursements necessarily incurred as a result thereof) in consequence of the Employee failing for any reason to strictly observe or perform any term or condition of this Deed.

5 The Employee releases the Company to the full extent permitted by law from and against all claims, actions, damages, remedies and matters arising from or which may arise from or in connection with the provision, or any purported reliance upon the Confidential Information.

6

           6.1 The Employee agrees that it is reasonable and necessary for the Company to have the benefit of the restrictive covenants set out in this Clause 6 in order to protect the Business and the confidentiality of information obtained by the Employee during his employment with the Company.

           6.2 The Employee covenants with the Company that he/she will not during the course of his/her employment or for the periods specified in Clause 6.3 and within the areas specified in Clause 6.4, directly or indirectly, as sole proprietor, member of a partnership or joint venture, shareholder, investor, participant, consultant, officer, manager or director of a corporation, or as an employee, agent, associate or consultant of any person, firm or corporation or in any other capacity:

                 6.2.1 undertake, carry on or be engaged in or concerned with or interested in any business in Australia or elsewhere which is directly or indirectly competitive with the Business;

                 6.2.2 canvass, solicit, interfere with or endeavour to entice away from the Company any employee, customer or client of the Company; or

                 6.2.3 counsel, procure or otherwise assist any person to do any of the acts referred to in sub-clauses 6.2.1 and 6.2.2.

           6.3   The periods referred to in Clause 6.2 are:

                 6.3.1   24 months after the end of his/her employment;

                 6.3.2   12 months after the end of his/her employment;

                 6.3.3   6 months after the end of his/her employment.

           6.4   The areas referred to in Clause 6.2 are:

                 6.4.1   the World;

                 6.4.2   North America, Europe and Australia;

                 6.4.3   Australia;

                 6.4.4   Australian Capital Territory.

           6.5 The Employee warrants that he/she has received independent legal advice with respect to the provisions of this Clause 6.

           6.6 The Employee agrees that if there is a breach or threatened breach of the provisions of this Clause 6, the Company shall be entitled to an injunction restraining the Employee from such breach. Nothing in this Deed shall be construed as prohibiting the Company for pursuing any other remedies in respect of such breach or threatened breach.

           6.7 Each of the periods referred to in Clause 6.3 and each of the areas referred to in Clause 6.4 shall each be severable and have an independent operation from the other or others of them in the order in which they appear in Clauses 6.3 and 6.4 respectively. To the extent that if any one or more of such restrictions constitutes an undue restraint of trade or is otherwise contrary to public policy or public interest or is unenforceable or illegal, such facts shall not affect the subsequently mentioned period or area, as the case may be, specified in the sub-Clause following the sub-Clause so severed or the remainder of this Deed, which shall continue to operate in full force and effect, provided always that unless and until the provisions of this Clause 6.7 become operative the period referred to in sub-Clause 6.3.1 and the area referred to in sub-Clause 6.4.1 shall operate and be effective between the parties. In this regard the Employee acknowledges that the period specified in sub-Clause 6.3.1 and the area specified in sub-Clause 6.4.1 are fair and reasonable.

7 The Employee shall continue to be bound by this Deed until the Company gives the Employee an unconditional discharge in writing.

8 This Deed shall be governed by and interpreted in accordance with the laws for the time being in force in the State of Victoria and each party submits to the non-exclusive jurisdiction of the Courts of or exercising jurisdiction in that State.


IN WITNESS WHEREOF the parties have executed this Deed on the date written above.


THE COMMON SEAL of PRAXIS                   )
PHARMACEUTICALS AUSTRALIA PTY               )
LIMITED (ACN 082 811 630) was hereto        )
affixed in accordance with its Constitution )
in the presence of:                         )

                                            Director

                                            Name of Director (Print)

                                            Director/Secretary

                                            Name of Director/Secretary (Print)

SIGNED SEALED AND DELIVERED by              )
[##] in the presence of:                    )

                                            Witness

                                            Name of Witness
                                            (Print)

                                   SCHEDULE 2
                                   ----------

                               DEED OF ACCESSION

THIS DEED is made the           day of                                      2000


BETWEEN:



           PRAXIS PHARMACEUTICALS AUSTRALIA PTY
           LIMITED (ACN 082 811 630) of 60 Marcus Clarke
           Street, Canberra, Australian Capital Territory 2601
           ("Company")

                                     - and -

           PRAXIS PHARMACEUTICALS INC. of 50 West
           Broadway, Salt Lake City, Utah, United States of America 84101 ("Praxis USA")

                                     - and -

           PERPETUAL TRUSTEES NOMINEES LIMITED
           (ACN 000 341 533) of 39 Hunter Street, Sydney, New
           South Wales in its capacity as trustee for The
           Australian Bioscience Trust constituted by a Trust
           Deed dated 20 August 1998 ("Trustee")

                                     - and -

           ROTHSCHILD BIOSCIENCE MANAGERS LIMITED
           (ACN 072 515 247) of Level 15, 1 O'Connell Street,
           Sydney, New South Wales ("RBML")

                                     - and -

                                 NEW SHAREHOLDER


WHEREAS:

A Praxis USA and the Trustee are Shareholders in the Company pursuant to a Share Subscription and Shareholders' Agreement dated [##] (the "Shareholders' Agreement").

B The New Shareholder wishes to acquire all [a portion] of the Shares of [##] (the "Outgoing Entity").

C It is a condition under the Shareholders' Agreement that each of the parties hereto execute this Accession Deed.

NOW THIS DEED WITNESSES AS FOLLOWS:

1        INTERPRETATION

         1.1    For the purposes of this Deed:

                1.1.1 terms which are defined in the Shareholders' Agreement shall have the same meanings when used in this Deed; and

                1.1.2 the provisions of Clause 1.2 of the Shareholders' Agreement shall apply in the interpretation of this Deed, mutatis mutandis.

         1.2 In this Deed (including the Recitals) unless inconsistent with the subject matter or unless the context otherwise requires:

                "Completion Date" means the date on which the sale of Shares under the Shareholders' Agreement is completed between the Outgoing Entity and the New Shareholder;

                "Continuing Entities" means [##];

                "Outgoing Entity" means [##];

2        The New Shareholder hereby:

         2.1 ratifies and becomes a party to and agrees to be bound by the Shareholders' Agreement and any other Agreement referred to in Clause 2.2; and

         2.2 takes and accepts the assignment and transfer to it of all rights and benefits and assumes the obligations and agrees to be bound by all of the terms, conditions, restrictions, covenants and obligations of the Assignor under:

                2.2.1    the Shareholders' Agreement; and

                2.2.2 any other agreement between the Assignor and the other parties or to which they are parties relative to the Shareholders' Agreement,

                which are subsisting at or incurred or arise on and from the time of acquisition by the New Shareholder; and

         2.3 indemnifies and keeps indemnified and saves harmless the Outgoing Entity from and against all claims, demands, expenses, losses and damages which may directly or indirectly arise in respect of Clauses 2.1 and 2.2.

3 Each of the Continuing Entities and the Company hereby consent to the transfer of Shares from the Outgoing Entity to the New Shareholder pursuant to Clause 8 of the Shareholders' Agreement and agree to execute all such further documents and take such further action as may be necessary to give full effect to the terms thereof.

4        For the purposes of the Shareholders'  Agreement the address of the New
         Shareholder  to  which  all  notices,  consents,   requests  and  other
         documents required to be given or sent shall be as follows:

         [here insert the address of the New Shareholder].

5 This Deed shall be governed by and interpreted in accordance with the laws for the time being in force in the State of New South Wales and each party, including the New Shareholder, submits to the non-exclusive jurisdiction of the Courts of or exercising jurisdiction in that State.

6 This Deed may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.


IN WITNESS WHEREOF the parties have executed this Deed on the date written above.


THE COMMON SEAL of PRAXIS                    )
PHARMACEUTICALS AUSTRALIA PTY                )
LIMITED (ACN 082 811 630) was hereto         )
affixed in accordance with its Constitution  )
in the presence of:                          )


-------------------------------------------- Director

-------------------------------------------- Name of Director (Print)

-------------------------------------------- Director/Secretary

-------------------------------------------- Name of Director/Secretary (Print)

EXECUTED by PRAXIS                      )
PHARMACEUTICALS INC. by its             )
authorised officer in the presence of:  )


--------------------------------------- Authorised Officer

--------------------------------------- Name of Authorised Officer (Print)

--------------------------------------- Title


EXECUTED BY PERPETUAL TRUSTEES
NOMINEES LIMITED (ACN 000 341 533)







THE COMMON SEAL of ROTHSCHILD            )
BIOSCIENCE MANAGERS LIMITED              )
(ACN 072 515 247) was hereto affixed in  )
accordance with its Constitution in the  )
presence of:                             )


---------------------------------------- Director

---------------------------------------- Name of Director (Print)

---------------------------------------- Director/Secretary

---------------------------------------- Name of Director/Secretary (Print)


EXECUTED BY NEW SHAREHOLDER
(ACN ### ### ###)

                                   SCHEDULE 3
                                   ----------

                           AMENDMENT TO CONSTITUTION

                                       A"

                                CORPORATIONS LAW
                                ----------------

                           A COMPANY LIMITED BY SHARES
                           ---------------------------


                                  CONSTITUTION
                                  ------------

                                    -- of --

                        PRAXIS PHARMACEUTICALS AUSTRALIA
                        --------------------------------
                                  PTY. LIMITED
                                  ------------


                                    I N D E X
                                    ---------

CLAUSE    SUBJECT MATTER                                                    PAGE
------    --------------                                                    ----

1.        DEFINITIONS..........................................................3

2.        INTERPRETATION.......................................................8

3.        PROPRIETARY COMPANY..................................................8

4.        EXERCISE OF POWERS...................................................9

5.        SHARE CAPITAL........................................................9

6.        BROKERAGE AND COMMISSION............................................21

7.        OWNERSHIP OF SHARES.................................................22

8.        VARIATION OF RIGHTS.................................................22

9.        CERTIFICATES........................................................22

10.       CALLS ON SHARES.....................................................23

11.       FORFEITURE OF SHARES................................................24

12.       LIEN................................................................25

13.       TAXATION LIEN.......................................................26

14.       TRANSFER OF SHARES..................................................27

15.       TRANSMISSION OF SHARES..............................................30

16.       CONVERSION AND REDUCTION OF SHARE CAPITAL...........................31

17.       GENERAL MEETINGS....................................................31

18.       PROCEEDINGS AT GENERAL MEETINGS.....................................33

19.       VOTES OF MEMBERS....................................................34

20.       PROXIES.............................................................35

21.       BODY CORPORATE REPRESENTATIVE.......................................36

22.       ATTORNEY OF MEMBERS.................................................37

23.       MEETINGS OF CLASSES OF SHAREHOLDERS.................................38

24.       DIRECTORS...........................................................38

25.       DISQUALIFICATION OF DIRECTORS.......................................39

26.       MANAGING DIRECTOR...................................................41

27.       ALTERNATE OR SUBSTITUTE DIRECTORS...................................41

28.       POWERS AND DUTIES OF DIRECTORS......................................42

29.       PROCEEDINGS OF DIRECTORS............................................43

30.       SECRETARY...........................................................45

31.       MINUTES.............................................................45

32.       SEAL AND EXECUTION OF DOCUMENTS.....................................46

33.       DIVIDENDS...........................................................46

34.       RESERVES AND PROVISIONS.............................................47

35.       ACCOUNTS............................................................49

36.       NOTICES.............................................................49

37.       WINDING UP..........................................................50

38.       INDEMNITY AND INSURANCE.............................................51

39.       DEADLOCK............................................................52

              CONSTITUTION OF PRAXIS PHARMACEUTICALS AUSTRALIA PTY.
              -----------------------------------------------------

                                    LIMITED
                                    -------

1.       DEFINITIONS
         -----------

         1.1 In this Constitution the following expressions shall unless there is something in the subject or context inconsistent therewith have the meanings hereunder set out --

              1.1.1 "ALLOTMENT DATE" means in relation to a Series A Preferred Share the date upon which that Series A Preferred Share is issued;

              1.1.2 "BOARD" means the Board of Directors of the Company from time to time or any committee thereof;

              1.1.3 "BUSINESS DAY" means a day on which trading banks are open for business in Sydney, New South Wales;

              1.1.4 "CALL" includes an instalment of a call payable upon a Share;

              1.1.5 "CLOSING DATE" means the date fixed by the Directors as the date on which Shares or securities of the Company pursuant to the Public Offering are issued;

              1.1.6 "COMMENCEMENT DATE" means the date on which a special resolution is passed by the Members to adopt this Constitution;

              1.1.7 "CONSTITUTION" shall mean this Constitution as supplemented substituted or amended from time to time;

              1.1.8 "CONVERSION DATE" means in relation to a Series A Preferred Share the first to occur of the following dates
                      -

                      1.1.8.1 the date expiring seven (7) Business Days after receipt by the Company of a Conversion Notice; or

                      1.1.8.2   the Specified Conversion Date;

              1.1.9 "CONVERSION NOTICE" means a notice given by a Preferred Holder to the Company in accordance with the provisions of Clause 5.7;

              1.1.10 "CONVERSION PERIOD" means in relation to a Series A Preferred Share the period commencing on the Allotment Date and terminating on the Redemption Date;

              1.1.11 "CONVERSION RATE" means in relation to each Series A Preferred Share required to be converted on the Conversion Date applicable thereto, one Ordinary Share subject however to such adjustment (if any) as may be required pursuant to the provisions of Clauses 5.7.8 or 5.7.9;

              1.1.12 "DIRECTORS" means the Directors for the time being or such number of them as have authority to act for the Company acting as a body and includes a person duly appointed and for the time being acting as an attorney for a Director or as an alternate Director;

              1.1.13  "DIVIDEND" means -

                      1.1.13.1 in relation to each Ordinary Share, such dividend as the Directors may from time to time determine in accordance with the provisions of Clause 33; and

                      1.1.13.2 in relation to each Series A Preferred Share, the dividend calculated by reference to the Dividend Rate and payable to each Preferred Holder on the Dividend Payment Date;

                      and includes any bonus and interim Dividend;

              1.1.14 "DIVIDEND PAYMENT DATE" in relation to each Series A Preferred Share means the first to occur of the following dates -

                      1.1.14.1  the date of the occurrence of a Liquidity Event;
                                or

                      1.1.14.2  the Redemption Date; or

                      1.1.14.3 the date of disposal of the whole of the property, business and undertaking of the Company; or

                      1.1.14.4 the date of voluntary merger or amalgamation of the Company;

              1.1.15 "DIVIDEND RATE" means in relation to a Series A Preferred Share such rate as shall yield to the Preferred Holder thereof a dividend equal to 10% per annum of the Issue Price of that Share calculated from and including the Allotment Date;

              1.1.16  "FOUNDING SHAREHOLDER" means Praxis Pharmaceuticals, Inc.;

              1.1.17 "FOUNDING SHARES" means Ordinary Shares in the capital of the Company registered in the name of the Founding Shareholder as at the Commencement Date;

              1.1.18 "HOLDING COMPANY" has the same meaning as is ascribed to that expression in Section 9 of the Law; ---------------

              1.1.19  "ISSUE PRICE" means -

                      1.1.19.1 in respect of a Series A Preferred Share the sum of $1.00; and

                      1.1.19.2 in respect of an Ordinary Share the sum of $1.00;

              1.1.20  "LAW" means the Corporations Law;

              1.1.21  "LIQUIDITY EVENT" means -

                      1.1.21.1 a disposal of the whole or substantially the whole of the property, business and undertaking of the Company; or

                      1.1.21.2  Winding Up of the Company;

              1.1.22 "MEMBER" means any person who qualifies as a member of the Company and includes any person who is the holder of a Share in the capital of the Company;

              1.1.23  "MONTH" means calendar month;

              1.1.24 "OFFICE" or "OFFICE OF THE COMPANY" means the registered office of the Company for the time being;

              1.1.25 "ORDINARY HOLDER" means each person who is registered as the holder of an Ordinary Share in the capital of the Company;

              1.1.26 "ORDINARY SHARE" means a fully paid Ordinary Share in the capital of the Company issued in accordance with the provisions of Clause 5;

              1.1.27  "PAID UP" includes credited as paid up;

              1.1.28 "PREFERRED HOLDER" means each person who is registered as the holder of a Series A Preferred Share in the capital of the Company;

              1.1.29 "PRESENT" when used in relation to a Member at a meeting means present in person, or by proxy, or by attorney, or if a corporation, by a representative appointed pursuant to this Constitution or the Law;

              1.1.30 "PROPOSING TRANSFEROR" means an Ordinary Holder or Preferred Holder which proposes to dispose of any Shares in the capital of the Company;

              1.1.31 "PUBLIC OFFERING" means an offer to the public of Shares or securities of the Company raising gross proceeds (before costs) of not less than $10 million, at a minimum price being three times the Issue Price of the Series A Preferred Shares;

              1.1.32 "REDEMPTION AMOUNT" means the aggregate of the following amounts calculated in respect of each Series A Preferred Share as at the Redemption Date namely -

                      1.1.32.1  the Issue Price; and

                      1.1.32.2  the Dividend;

              1.1.33 "REDEMPTION DATE" means in respect of a Series A Preferred Share the date expiring 60 Business Days after the date of receipt by the Company of a Redemption Notice;

              1.1.34 "REDEMPTION NOTICE" means a notice given by a Preferred Holder to the Company in accordance with the provisions of Clause 5.8;

              1.1.35 "REGISTER" means the register of Members of the Company maintained pursuant to the Law;

              1.1.36  "RELEVANT EVENT" means, in relation to a Shareholder -

                      1.1.36.1 that Shareholder making any arrangement or composition with its creditors generally or any or all of them (other than for the purposes of a bona fide scheme of solvent amalgamation or reconstruction to which the other Shareholders have consented in writing);

                      1.1.36.2 that Shareholder becoming insolvent within the meaning of that expression in the Law;

                      1.1.36.3 a receiver, manager, receiver and manager, administrator or trustee or other like custodian being appointed by any person over all or a substantial part of that Shareholder's undertaking or assets and such receiver, manager, receiver and manager, administrator, trustee or other like custodian is not discharged within 60 days of being appointed;

                      1.1.36.4 that Shareholder having a petition or summons lodged or an order made or a resolution passed for its liquidation or winding up (other than a voluntary liquidation for the purposes of a bona fide scheme of solvent amalgamation or reconstruction to which the other Shareholders have consented in writing) which is not discharged or revoked within 30 days; or

                      1.1.36.5 the power, whether held directly or indirectly and by whatever means (whether or not enforceable at law or in equity) -

                                1.1.36.5.1 to exercise or control the right to vote attached to no less than 50% of the issued Shares in the Shareholder;

                                1.1.36.5.2   to sell, transfer, assign or
                                             otherwise dispose of or exercise
                                             any such right over not less than
                                             50% of the issued Shares of that
                                             Shareholder;

                                1.1.36.5.3 to control the composition of the board of directors of that
                                             Shareholder (which shall be
                                             determined having regard to section
                                             47 of the Corporations Law); or

                                1.1.36.5.4   to determine substantially the
                                             conduct of that Shareholder's
                                             business activities,

                                shall reside in any persons other than those holding such power on the date on which that Shareholder became a Shareholder;

              1.1.37 "RESTRICTED PERIOD" means in relation to a Series A Preferred Share the period commencing on the Allotment Date and expiring on the fifth anniversary of the Allotment Date;

              1.1.38 "SHARES OR SECURITIES" has the same meaning ascribed thereto in the Law;

              1.1.39 "SHAREHOLDER" means any person who is the registered holder of a Share in the capital of the Company;

              1.1.40 "SERIES A PREFERRED SHARE" means a Series A Redeemable Convertible Preferred Share issued pursuant to and in accordance with the provisions of Clause 5;

              1.1.41 "SPECIFIED CONVERSION DATE" means the date expiring seven Business Days after the date of a notice having been given by the Company in accordance with Clause 5.7.11;

              1.1.42 "SPECIFIED PROPORTION" means, in relation to a Shareholder, a fraction the numerator of which is the number of Shares held by that Shareholder for the time being and the denominator of which is the total number of Shares (including the Shares held by the relevant Shareholder) on issue for the time being (assuming that in so calculating the number of Shares held by a Shareholder and the total number of Shares on issue, all Series A Preferred Shares have been converted into Ordinary Shares);

              1.1.43 "TAX ACT" means the Income Tax Assessment Act 1936 and the Income Tax Assessment Act 1997 of the Commonwealth of Australia and all Acts encompassed thereby;

              1.1.44 "TRANSFER NOTICE" means a notice given by a Preferred Holder or Ordinary Holder to the Company in accordance with the provisions of Clause 5.10.4 or Clause 14;

              1.1.45 "TRANSFER SHARES" means Shares which a Proposing Transferor proposes to sell, transfer, assign or otherwise dispose of;

              1.1.46  "WINDING UP" means -

                      1.1.46.1 an order being made for the winding up or dissolution of the Company;

                      1.1.46.2 a liquidator or provisional liquidator being appointed to the Company; or

                      1.1.46.3 the Company being otherwise wound up, deregistered, dissolved or liquidated; and

              1.1.47 "WRITING" or "WRITTEN" includes printed lithographed or represented or reproduced in a visible form by any other means.



2.       INTERPRETATION

         2.1  In this Constitution --

              2.1.1 references to any officer of the Company include any person acting for the time being as such officer;

              2.1.2 words importing the singular include the plural and vice versa;

              2.1.3 words importing any gender shall mean and include all other genders;

              2.1.4 words importing persons include companies corporations partnerships associations bodies and entities (whether incorporated or not) and vice versa;

              2.1.5 words or expressions defined in the Law but not defined in this Constitution shall, if not inconsistent with the subject or context, bear the same meaning in this Constitution; and

              2.1.6 all references in this Constitution to any statutory enactment or law shall mean and be construed as references to that enactment or law as amended or modified or re-enacted from time to time and to the corresponding provisions of any similar enactment or law of any other relevant jurisdiction and includes regulations and statutory instruments thereunder.

         2.2 The headings to Clauses or groups of Clauses shall not affect the construction or interpretation of this Constitution.

         2.3 The replaceable rules contained in the Law shall not apply to the Company.



3.       PROPRIETARY COMPANY

         3.1  The Company is a proprietary company.

         3.2 The number of Members of the Company is limited to no more than fifty (counting joint holders of Shares as one person and not counting any person in the employment of the Company or any of its subsidiaries or any person who was an employee of the Company or any of its subsidiaries when he became a Member).

         3.3 The Company shall not engage in any activity that would require the lodgement of a prospectus under the Law save and except as authorised by the Law.



4.       EXERCISE OF POWERS

         The Company may by resolution or special resolution as the Law requires exercise from time to time any power which by the Law a company limited by Shares may exercise if authorised by its constitution.



5.       SHARE CAPITAL

         5.1 Shares in the capital of the Company which are issued from time to time shall be classified as either -

              5.1.1   Ordinary Shares;

              5.1.2   Series A Preferred Shares; or

              5.1.3 such other classification as the Directors may, subject to any agreement, arrangement or understanding existing between the Company and all or any other Members of the Company, determine at the time of issue.

         5.2 Notwithstanding any other provisions of this Constitution but subject always to any agreement, arrangement or understanding existing between the Company and all or any other Members of the Company, the Directors may issue Shares designated as Series A Preferred Shares at such time and to such person or persons as the Directors may, in their absolute discretion, think fit and, upon issue, such Series A Preferred Shares shall confer on the Preferred Holder thereof the rights contained in this Clause 5.

         5.3 Series A Preferred Shares shall be issued at the Issue Price and each Preferred Holder shall -

              5.3.1 on the Dividend Payment Date (but not otherwise) - be entitled in respect of each Series A Preferred Share until the Conversion Date or Redemption Date (whichever shall first occur but not otherwise) to a cumulative preferential Dividend calculated by reference to the Dividend Rate in respect of each Series A Preferred Share, which Dividend shall be payable by the Company on the Dividend Payment Date and all other Clauses of the Constitution relating to the right of the Company in general meeting or of the Directors to declare Dividends shall be read subject to this provision;

              5.3.2 in the event of an occurrence of a Liquidity Event or the voluntary merger or amalgamation of the Company, be entitled to receive an amount equal to the Redemption Amount in respect of each Series

                      A Preferred Share in priority to the holders of all other Shares or classes of Shares issued in the capital of the Company but shall not otherwise participate in any further or other distributions of surplus assets or profits of the Company;

              5.3.3   be entitled to receive:

                      5.3.3.1   notices of general meetings;

                      5.3.3.2 annual financial report certified and audited by a nationally recognised accounting firm;

                      5.3.3.3 financial statements (including income statements, profit and loss statements, balance sheets and cash flow statements) on a regular basis at times coinciding with each board meeting;

                      5.3.3.4 an annual operating and financial plan agreed to by the board prior to the beginning of each financial year and any revisions to the plan promptly upon their adoption by the board; and

                      5.3.3.5 quarterly technical summary updates measured against milestones, within 14 days of the each of each quarter;

              5.3.4 have the same rights as holders of Ordinary Shares to attend (whether in person, by proxy or attorney or, if a corporation, by representative) and (subject to the provisions of Clause 5.5) to vote at all general meetings.

         5.4 For the purposes of Clause 5.3.1, if the Dividend Payment Date is not a Business Day, then payment of the Dividend is to be made on the preceding Business Day.

         5.5 For the purposes of Clause 5.3.4, the written consent of the holders of two-thirds of the Series A Preferred Shares or the sanction of a resolution passed by the holders of two-thirds of the Series A Preferred Shares shall be required at any general meeting convened for the purpose of -

              5.5.1   increasing the number of Directors beyond five members;

              5.5.2 the issue of any Share or securities in the Company (other than Shares or securities issued under a board approved employee share option plan for incentive purposes;

              5.5.3   reducing the capital of the Company;

              5.5.4   Winding Up the Company;

              5.5.5 sanctioning a disposal of the main undertaking of the Company;

              5.5.6 sanctioning a voluntary merger or amalgamation of the Company; or

              5.5.7 where the proposition or resolution before the meeting directly or indirectly affects, varies or abrogates, in any manner, any of the rights, privileges or conditions attaching to the Series A Preferred Shares.

         5.6 If, prior to the Conversion Date of a Series A Preferred Share, there is made to any of the holders of Ordinary Shares an offer or invitation by the Company to subscribe for Shares or other securities in the Company (other than Shares or securities issued under a board approved employee Share option plan for incentive purposes) (whether by way of renounceable or non-renounceable rights or otherwise), the Company shall procure that there is extended to each Preferred Holder the same offer or invitation as that Preferred Holder would have received if, immediately prior to the relevant date for determining entitlements of the holders of Ordinary Shares in respect of the offer or invitation, all of the Preferred Holders had delivered to the Company a Conversion Notice in accordance with the provisions of Clause 5.7.1.

         5.7 The following provisions shall apply in respect of the conversion of Series A Preferred Shares -

              5.7.1 each Preferred Holder shall be entitled at any time during the Conversion Period to require the Company to convert all or any of the Series A Preferred Shares held by him in the capital of the Company into Ordinary Shares by delivering a Conversion Notice to the Company specifying the number of Series A Preferred Shares required to be converted;

              5.7.2 on the Conversion Date each Series A Preferred Share specified in a Conversion Notice shall be converted (without any further action required by any Preferred Holder) into such number of Ordinary Shares calculated in accordance with the Conversion Rate and to the extent that any fraction of a Series A Preferred Share would be required to be converted, then the number of Ordinary Shares shall be adjusted to the nearest whole Ordinary Share and no cash adjustment will be made in respect of any remaining fractional number of Series A Preferred Shares and all such Series A Preferred Shares shall on the Conversion Date cease to have any preference or priority;

              5.7.3 each Ordinary Share issued on conversion of any Series A Preferred Shares shall, as and from the Conversion Date, rank in all respects pari passu with the Ordinary Shares then on issue in the capital of the Company;

              5.7.4 each Preferred Holder shall upon the Conversion Date be bound to deliver to the Company the certificate for all of the Series A Preferred Shares held by him and the Company shall issue to each Preferred Holder a certificate for the Ordinary Shares issued on conversion free of any charges but the failure by any Preferred Holder to surrender a certificate for any Series A Preferred Share shall not preclude, prejudice or affect the conversion of such Series A Preferred Share;

              5.7.5 if a takeover bid (as defined in the Law) is made for all of the Ordinary Shares at any time after the Allotment Date of any Series A Preferred Shares and prior to the Conversion Date, the Company shall give to each Preferred Holder written notice of the takeover bid within 5 Business Days of receiving notice of the takeover bid from the offeror;

              5.7.6 where notice has been given by the Company pursuant to the provisions of Clause 5.7.5, a Preferred Holder may, within fourteen (14) Business Days from the date of receipt of such notice, deliver a Conversion Notice and the certificate or certificates relating to all of the Series A Preferred Shares to the Company stating that he requires the Company to convert all of the Series A Preferred Shares held by him into Ordinary Shares in accordance with the provisions of Clause 5.7.5;

              5.7.7 upon receipt by the Company of a Conversion Notice from a Preferred Holder in accordance with the provisions of Clause 5.7.6 the Company shall, pursuant to a resolution passed at a meeting of the Directors of the Company, convert all of the Series A Preferred Shares specified in the Conversion Notice into Ordinary Shares in accordance with the provisions of Clause 5.7.2;

              5.7.8 in the event of a reconstruction (including consolidation, subdivision, reduction or return) of the issued capital of the Company at any time prior to the Conversion Date, the Company shall reconstruct the basis for conversion of the Series A Preferred Shares, in the same proportion as the issued capital of the Company is reconstructed and in a manner which will not result in any additional benefits being conferred on any Preferred Holder which are not otherwise thereby conferred on the members of the Company (subject to the same provisions with respect to rounding of entitlements as sanctioned by the meeting of members approving the reconstruction of capital) but in all other respects the terms of the conversion of Series A Preferred Shares shall remain unchanged;

              5.7.9 any adjustment to the rights attaching to Series A Preferred Shares in accordance with the provisions of Clause 5.7.8 shall not take effect until the Conversion Date and shall not be taken to be a modification of the right of conversion hereby granted;

              5.7.10 if after the Allotment Date the Company issues any new Shares, options, warrants for, or other securities (other than Shares or securities issued under a board approved Share option plan for incentive purposes) of the Company convertible into Shares at a price per Share or security less than the Issue Price, the Conversion Rate shall be adjusted so that the number of Ordinary

                      Shares issued on the conversion of the Series A Preferred Shares will be calculated as follows -

                             IP
                      A = Cx --
                             B

                      where:

                      A = the number of Ordinary Shares to be issued on the conversion of each Series A Preferred Share

                      C = the number of Ordinary Shares that would have been issued on the conversion of each Series A Preferred Share had it occurred immediately prior to the issue of the new Shares or securities

                      IP =      the Issue Price

                      B =       (SxIP) + (NxRP)
                                ---------------
                                    S + N

                      S  =      the number of Series A Preferred Shares on issue

                      N  =      the number of new Shares or securities to be
                                issued

                      RP = the price at which such new Shares or securities are to be issued;

              5.7.11 notwithstanding anything hereinbefore contained the Company may, at any time after the Closing Date, by notice in writing to each Preferred Holder require all of the Series A Preferred Shares on issue to be converted into Ordinary Shares; and

              5.7.12 where notice has been given by the Company pursuant to the provisions of Clause 5.7.11, the Company shall (without any further action required of it) convert all of the Series A Preferred Shares into Ordinary Shares in accordance with the provisions of Clause 5.7.2.

         5.8 The following provisions shall apply in respect of any redemption of Series A Preferred Shares -

              5.8.1 each Preferred Holder shall be entitled, on the occurrence of a Liquidity Event or, at any time after the Restricted Period, to require the Company to redeem all or any of the Series A Preferred Shares held by him in the capital of the Company by delivering a Redemption Notice to the Company specifying the number of Series A Preferred Shares required to be redeemed and a copy of such Redemption Notice shall be delivered by such Preferred Holder to each other Preferred Holder;

              5.8.2 within 60 days after receipt of a copy of a Redemption Notice pursuant to the provision of Clause 5.8.1 by each other Preferred

                      Holder, such other Preferred Holders shall be entitled to require the Company to redeem all or any of the Series A Preferred Shares held by them in the capital of the Company by delivering a Redemption Notice to the Company specifying the number of Series A Preferred Shares required to be redeemed and such Redemption Notice shall be deemed to have been served on the Company on the same date as the Redemption Notice referred to in Clause 5.8.1;

              5.8.3 on the Redemption Date each Preferred Holder shall be bound to surrender to the Company the certificate for the Series A Preferred Shares to be redeemed and where any certificate includes any Series A Preferred Shares which are not specified in the Redemption Notice then the Company shall issue to the Preferred Holder thereof a new certificate therefor;

              5.8.4 the failure by any Preferred Holder to surrender a certificate in respect of any Series A Preferred Share shall not prejudice or affect the redemption of any Series A Preferred Shares specified in the Redemption Notice but the Redemption Amount payable to the Preferred Holder in accordance with the provisions of Clauses 5.8.5 and 5.8.6 shall, after the Redemption Date thereof, be paid by the Company into a bank account established for the purpose of holding such moneys and be held by the Company in trust for that Preferred Holder and shall be paid to that Preferred Holder forthwith after the relevant certificate (or if it has been lost or misplaced, satisfactory evidence of that fact and any indemnity and release in favour of the Company in respect thereof) is delivered to the Company;

              5.8.5 upon receipt by the Company of a Redemption Notice pursuant to the provisions of Clauses 5.8.1 and 5.8.2, the Company shall redeem (out of any profits or moneys of the Company or the proceeds of a new issue of Shares of the Company made for that purpose) the Series A Preferred Shares specified in each such Redemption Notice at the Redemption Amount in accordance with the provisions of Clause 5.8.6;

              5.8.6 the Redemption Amount payable to any Preferred Holder in accordance with the provisions of Clause 5.8.5 shall (subject to the provisions of Clauses 5.8.7 and 5.8.8) be satisfied as follows -

                      5.8.6.1 in the case of a Liquidity Event - in full on the Redemption Date; and

                      5.8.6.2 after the Restricted Period - by ten (10) equal instalments, the first of which shall become payable by the Company on the Redemption Date and thereafter on the first Business Day after the expiration of each ensuing six month period;

              5.8.7 notwithstanding the provisions of Clause 5.8.6, the Company may at any time and from time to time pay to the relevant Preferred Holder such sum or sums in reduction of the Redemption Amount remaining unpaid;

              5.8.8 if at the Redemption Date there are insufficient profits or moneys available to the Company to pay the Redemption Amount to any Preferred Holder in accordance with the provisions of Clause 5.8.6, then the Company shall be required to pay such amount as may be lawfully applied for the purpose to each Preferred Holder pari passu and the Company shall thereafter continue to apply funds of the Company that may be lawfully applied for the purpose to each Preferred Holder pari passu until the Redemption Amount is paid in full;

              5.8.9 upon payment of the Redemption Amount to the relevant Preferred Holder, the Company shall cancel the Series A Preferred Shares and shall cancel the certificate or certificates relating to the Series A Preferred Shares so redeemed.

         5.9 For the purposes of this Constitution, any issue of further Series A Preferred Shares ranking in priority, or any conversion of existing Shares to Shares ranking equally or in priority to the existing Series A Preferred Shares shall be deemed to be a variation or abrogation of the rights attaching to the existing Series A Preferred Shares.

         5.10 Notwithstanding anything contained in the Constitution -

              5.10.1 the Company shall refuse to register the transfer of any Share unless the transferee has or the transferees have entered into a deed, agreement, arrangement or understanding with the Ordinary Holders, the Preferred Holders and the Company, agreeing to be bound by such agreement between the Ordinary Holders, Preferred Holders and the Company (if any) as is then in force, and:

                      5.10.1.1 such transfer is permitted by, or is made pursuant to and in accordance with, Clauses 5.10.4, 5.10.8 or 5.10.11 or the provisions of any agreement in writing between all the Ordinary Holders and all the Preferred Holders; or

                      5.10.1.2 the proposed transferee is approved in writing by all the Ordinary Holders and all the Preferred Holders (other than the transferor of the Share) before any instrument is executed to give effect to such transfer and, subject to such approval being given, Clause 5.10.2 shall not apply to such transfer;

              5.10.2 subject to Clause 5.10.3, the Company shall not be entitled to decline to register the transfer of any Share which otherwise qualifies under Clauses 5.10.1.1 or
                      5.10.1.2 or under the
                      provisions of any agreement in writing between all the Ordinary Holders and all the Preferred Holders;

              5.10.3 for the purpose of ensuring that a particular transfer of Shares is permitted under this Constitution or under the provisions of any agreement in writing between all the Ordinary Holders and all the Preferred Holders, the Company may require the transferor or the person named as transferee in any transfer lodged for registration to furnish the Company with such information and evidence as the Company may think necessary or relevant and failing such information or evidence being furnished to the satisfaction of the Company within a period of 28 days after such request, the Company shall be entitled to refuse to register the transfer in question;

              5.10.4 except as provided in Clauses 5.10.1 and 5.10.5, no Share may be sold, transferred, assigned or otherwise disposed of unless the following procedure is followed -

                      5.10.4.1 a Proposing Transferor shall be obliged to give a notice in writing to the Company that the Proposing Transferor desires to dispose of the Transfer Shares and such Transfer Notice shall specify:

                                5.10.4.1.1 the number and class of the Transfer Shares;

                                5.10.4.1.2  the price at which the Proposing
                                            Transferor wishes to dispose of the
                                            Transfer Shares (the "Transfer
                                            Price"); and

                                5.10.4.1.3  the identity of a person who has
                                            indicated a bona fide willingness to
                                            purchase the Transfer Shares at the
                                            Transfer Price (the "Transferee");

                      5.10.4.2 the Transfer Notice shall constitute the Company as the agent of the Proposing Transferor empowered to sell the Transfer Shares (together with all rights attaching thereto at the date of the Transfer Notice or at any time thereafter) at the Transfer Price on the terms of this Clause 5.10.4;

                      5.10.4.3 the Transfer Notice shall not be revocable except with the prior written consent of all the Ordinary Holders and all the Preferred Holders;

                      5.10.4.4 within 7 days after the receipt of any Transfer Notice, the Company shall serve a copy of that Transfer Notice on all the Preferred Holders other than the Proposing Transferor and in the case of a deemed Transfer Notice, the Company shall similarly serve notice on all the Preferred Holders (including the Proposing Transferor) notifying them that the same has been deemed to have been given;

                      5.10.4.5 subject as provided otherwise in any agreement in writing between all the Ordinary Holders and all the Preferred Holders, the Transfer Shares shall first be offered for purchase at the Transfer Price by the Company to all the Preferred Holders (other than the Proposing Transferor) in the Specified Proportions of those Preferred Holders;

                      5.10.4.6 any offer made pursuant to Clause 5.10.4.5 shall be made by notice in writing and shall specify:

                                5.10.4.6.1 the number and class of the Transfer Shares;

                                5.10.4.6.2 the proportionate entitlement of the relevant Preferred Holder;

                                5.10.4.6.3  the Transfer Price; and

                                5.10.4.6.4 a period of 14 days within which the offer must be accepted or shall lapse;

                      5.10.4.7 if the Company does not receive acceptances in respect of all the Transfer Shares within the periods of the offers referred to in Clause 5.10.4.6, the Company shall forthwith give notice in writing of that fact to the Proposing Transferor and the remaining Transfer Shares in respect of which acceptances have not been received shall thereafter be offered, pro-rata, to those Preferred Holders who have accepted an offer within the periods of the offers referred to in Clause 5.10.4.6 and any offer made pursuant to this Clause shall be made in accordance with the provisions of Clause 5.10.4.6, except that the period within which all offers must be accepted before lapsing shall be 14 days;

                      5.10.4.8 if the Company does not receive acceptances in respect of all the Transfer Shares within the periods of the offers referred to in Clauses
                                5.10.4.6 or 5.10.4.7, the Company shall
                                forthwith give notice in writing of that fact to the Proposing Transferor, and the Proposing Transferor may within a period of 3 months after the date of such notice sell the Transfer Shares to the Transferee named in the Transfer Notice at any price which is not less than the Transfer Price (after deducting, where appropriate, any Dividend declared, paid or made after the date of the Transfer Notice in respect of the Transfer Shares and which has been or is to be retained by the Proposing Transferor);

                      5.10.4.9 if any person or persons (including any other Shareholder) (the "Purchasers") agree within the periods referred to in Clauses 5.10.4.6,
                                5.10.4.7 or 5.10.4.8 (as the case may be) to purchase all of the Transfer Shares, the Company shall forthwith give notice in writing to the Proposing Transferor and to the Purchasers and the Proposing Transferor shall thereupon become bound upon payment of the Transfer Price to the Proposing Transferor (whose receipt shall be a good discharge to the Purchaser and the Company therefor none of whom shall be bound to see to the application thereof) to transfer to each Purchaser those Transfer Shares accepted by them and every such notice shall state the name and address of each Purchaser, the number of Transfer Shares agreed to be purchased by it and the place and time appointed by the Company for the completion of the purchase (being not less than 7 days nor more than 28 days after the date of the said notice and not being at a place outside New South Wales) and subject to the giving of such notice, the purchase shall be completed at the time and place appointed by the Company;

                      5.10.4.10 if a Proposing Transferor, having become bound
                                to transfer any Transfer Shares pursuant to this Clause 5.10.4, makes default in transferring the same the Company may authorise some person (who shall be deemed to be the attorney of the Proposing Transferor for the purpose) to execute the necessary instrument of transfer of such Transfer Shares and may deliver it on its behalf and the Company may receive the purchase money and shall thereupon (subject to such instrument being duly stamped) cause the Transferee to be registered as the holder of such Transfer Shares and shall hold such purchase money on behalf of the Proposing Transferor and the Company shall not be bound to earn or pay interest on any money so held and the receipt of the Company for such purchase money shall be a good discharge to the Transferee (who shall not be bound to see to the application thereof) and after the name of the Transferee has been entered in the register of members in purported exercise of the power conferred pursuant to this Clause, the validity of the proceedings shall not be questioned by any person;

                      5.10.4.11 without limiting the provisions of Clause
                                5.10.3, the Company may require to be satisfied that any Shares being transferred by the Proposing Transferor pursuant to Clause 5.10.4.8 are being transferred in pursuance of a bona fide sale for the consideration stated in the transfer and if not so satisfied may refuse to register the instrument of transfer;

              5.10.5 upon the happening of a Relevant Event, the relevant Shareholder shall be deemed to have immediately given a Transfer Notice in respect of all the Shares registered in the name of that Shareholder;

              5.10.6 in the case of a Transfer Notice being given pursuant to the provisions of Clause 5.10.5, the price per Transfer Share which is so specified in the Transfer Notice shall be -

                      5.10.6.1 such price as shall be agreed in writing between all of the Shareholders; or

                      5.10.6.2 in the absence of such agreement within 14 days after the date on which the Transfer Notice is deemed to have been given, the price will be determined by an independent Chartered Accountant (the "Expert") nominated by agreement between all the Shareholders or, failing such nomination within 14 days after the request of any Shareholder to the others therefor, nominated at the request of any Shareholder by the President or other head for the time being of the Institute of Chartered Accountants of Australia; the Expert shall act as an expert and not as an arbitrator and his written determination shall, in the absence of manifest error be final and binding on all the Shareholders and for the foregoing purposes, the Expert shall have access to all books of account and records and all vouchers, cheques, papers and documents which in any way relate to the Company and the business of the Company;

              5.10.7 the Expert will certify in writing the sum which in his opinion is the fair market value of the Transfer Shares and the price per Share shall be the sum equal to the fair market value of the Transfer Shares (of that class) certified by that Expert divided by the number of Transfer Shares (of that class) and the Company will use its best endeavours to procure that the Expert determines the price per Transfer Share within 21 days of being requested to do so and the costs and expenses of the Expert in determining the price per Share shall be borne as to one half by the Proposing Transferor and as to the other half by the Purchasers (as defined under Clause 5.10.4.9) pro rata according to the number of Transfer Shares purchased by them;

              5.10.8 if a Proposing Transferor is permitted under the provisions of Clause 5.10 to sell all or any of its Shares to a third party purchaser and the provisions of Clause 5.10.4 have been complied with or waived, each of the Preferred Holders will have the right to require by notice in accordance with Clause 5.10.9 the Proposing Transferor to procure that the third party acquire Shares from each of the Preferred Holders who delivers such a notice, the number of Shares to be no greater than the number calculated by multiplying the number of Transfer Shares by the Specified Proportion of that Preferred Holder, at the same price per Share and on the same terms and conditions as the third party purchaser is to acquire the Proposing Transferor's Shares and, if any of the other Preferred Holders gives notice pursuant to Clause 5.10.9, the Proposing Transferor will only be permitted to sell its Shares to the third party purchaser if the third party purchaser also acquires the relevant number of the other Preferred Holders Shares at the same price per Share and on the same terms and conditions;

              5.10.9 a notice for the purposes of Clause 5.10.8 shall be in writing addressed to the Proposing Transferor and given to the Proposing Transferor within 14 days of receipt by the other Preferred Holders of a notice from the Proposing Transferor specifying the identity of the third party purchaser, price per Share and terms and conditions on which the Proposing Transferor's Shares are to be sold;

              5.10.10 a Preferred Holder other than the Proposing Transferor may sell its Shares to the third party purchaser in accordance with Clause 5.10.8 without the need to comply with the procedure set out in Clause 5.10.4;

              5.10.11 an obligation to transfer a Share under the provisions of this Clause shall be deemed to be an obligation to transfer the entire legal and beneficial interest in such Share free from any encumbrance; and

              5.10.12 the provisions of this Clause 5.10 may be waived in whole or in part in any particular case with the prior written consent of all the Ordinary Holders and all the Preferred Holders.

         5.11 If there is any inconsistency between the provisions of this Clauses 5.2 to 5.10 (inclusive) and any other Clauses, the provisions of those Clauses shall prevail.

         5.12 Subject to the provisions of Clauses 5.2 to 5.10 (inclusive) and to the provisions of the Law with respect to the consent of the Members affected and subject and without prejudice to any special rights attached to any Shares for the time being issued, all Shares shall be under the absolute control of the Directors who may from time to time --

              5.12.1  issue any Share;

              5.12.2 create any class or new class of Ordinary Shares or Preference Shares (including a class of Preference Shares which are or at the option of the Company are to be redeemed the terms and manner of redemption being (subject to the Law) determined by the Directors upon the issue of the Shares);

              5.12.3  reclassify any Share;

              5.12.4 allot or grant options in respect of or otherwise dispose of any Shares to such persons on such terms and conditions and at such times and subject or not to the payment of any part of the amount of the Shares in cash as the Directors may determine; 5.12.5 allot any new Shares as fully or partly paid Shares as part payment for any property bought by the Company or for services rendered to the Company;

              5.12.5 allot any new Shares as fully or partly paid Shares as part payment for any property bought by the Company or for services rendered to the Company;

              5.12.6 make any such issue and create any such new class with such preferred deferred or other special rights or subject to such rights of compulsory sale or pre--emption or subject to such restrictions whether in regard to Dividends, voting, return of Share capital or other matters as the Directors may determine.

         5.13 The Company may, in accordance with the provisions of the Law, buy back its own Shares.



6.       BROKERAGE AND COMMISSION

         6.1 The Company may pay brokerage or commission to any person for subscribing or agreeing to subscribe (whether absolutely or conditionally) for any Shares or debentures of the Company or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any Shares or debentures of the Company and so that --

              6.1.1 the statutory conditions and requirements for the time being in force (if any) shall be observed and complied with;

              6.1.2 the brokerage or commission shall not exceed 10% of the price at which the Shares or debentures are issued unless otherwise determined by the Directors;

              6.1.3 the brokerage or commission may be paid either in cash or in fully paid Shares or debentures of the Company of any class in such other manner as the Directors may determine; and

              6.1.4 the Company may grant to any person so subscribing or agreeing to subscribe or procuring or agreeing to procure subscriptions an option to require the Company to issue to himself or his nominee any further Shares of the Company.

         6.2 The powers conferred by Clause 6.1 upon the Company may be exercised on its behalf by the Directors.

7.       OWNERSHIP OF SHARES


         Except as required by law no person shall (unless the Directors in any case otherwise determine) be recognized by the Company as holding any Share upon any trust and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or unit of a Share or (except only as by this Constitution or by law otherwise provided) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder.


8.       VARIATION OF RIGHTS

         8.1 Subject to the provisions of Clause 5, if at any time the issued Share capital is divided into different classes of Shares the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied with either -

              8.1.1 the written consent of the holders of not less than 75% of the issued Shares of that class; or

              8.1.2 the sanction of a special resolution passed at a separate general meeting of the holders of the Shares of that class.

         8.2 Without limiting the generality of Clause 5.9 the rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking equally therewith.


9.       CERTIFICATES

         9.1 Every person whose name is entered as a Member in the Register shall without payment be entitled to a certificate (whether under the common seal of the Company or not) in accordance with the Law.

         9.2 In respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all.

10.      CALLS ON SHARES

         10.1 The Directors may from time to time make calls upon the Members in respect of any money unpaid on their Shares and not by the conditions of issue thereof made payable at fixed times but so that -

              10.1.1 no call shall be payable earlier than one month from the date fixed for the payment of the last preceding call; and

              10.1.2 each Member shall (subject to receiving at least 14 days' notice specifying the time or times and place of payment) pay to the Company, at the time or times and place so specified, the amount called on his Shares.

         10.2 A call may be revoked or postponed as the Directors may determine.

         10.3 A call shall be deemed to have been made at the time when the resolution of the Directors authorizing the call was passed and may be required to be paid by instalments.

         10.4 The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

         10.5 If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate not exceeding 8% per annum, as the Directors may determine but the Directors shall be at liberty to waive payment of that interest wholly or in part.

         10.6 Any sum which by the terms of issue of a Share becomes payable on issue or at any fixed date shall, for the purposes of this Constitution, be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable and in the event of non--payment of interest and expenses, forfeiture or otherwise shall apply as if the sum had become payable by virtue of a call duly made and notified.

         10.7 The Directors may on the issue of Shares, differentiate between the holders as to the amount of calls to be paid and the times of payment.

         10.8 The Directors may if they think fit, receive from any Member willing to advance the same all or any part of the money uncalled and unpaid upon any Shares held by him and upon all or any part of the money so advanced may (until the same would but for the advance become payable) pay interest at such rate not exceeding (unless the Company in general meeting shall otherwise direct) 8% per annum as may be agreed upon between the Directors and the Member paying the sum in advance.

         10.9 On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that--

              10.9.1 the name of the Member sued is entered in the Register as the holder or one of the holders of the Shares in respect of which such debt accrued;

              10.9.2 the resolution making the call is duly recorded in the minute book; and

              10.9.3 notice of such call was duly given to the Member sued in pursuance of this Constitution and it shall not be necessary to prove the appointment of the Directors who made such call or that a quorum of Directors was present at the meeting at which such call was made, nor any other matters whatsoever and the proof of the matters aforesaid shall be conclusive evidence of the debt.


11.      FORFEITURE OF SHARES

         11.1 If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof the Directors may, at any time thereafter, during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued and all expenses which may have been incurred by the Company by reason of non--payment.

         11.2 The notice shall name a day (not earlier than 14 days from the date of the notice) and a place or places on and at which the call and interest and expenses are to be paid. The notice shall also state that in the event of non--payment at or before the time and at the place appointed the Shares in respect of which the call is payable will be liable to be forfeited.

         11.3 If the requirements of any such notice are not complied with, any Shares in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all Dividends declared in respect of the forfeited Shares and not actually paid before the forfeiture.

         11.4 When any Share has been so forfeited, notice of the resolution shall be given to the Member in whose name it stood immediately prior to the forfeiture and an entry of the forfeiture with the date shall forthwith be made in the Register. The forfeiture of a Share shall involve the extinction of all interest in and also of all claims and demands against the Company in respect of the Share and all other rights incident to the Share except only such of those rights as by this Constitution are expressly waived.

         11.5 A forfeited Share shall be deemed to be the property of the Company and may be sold, re-issued or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re--issue or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

         11.6 A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares but shall notwithstanding remain liable to pay and shall forthwith pay to the Company all money which at the date of forfeiture was payable by him in respect of the Shares as set out in the notice hereinbefore provided (together with interest at the rate of 8% per annum from the date of forfeiture on the money for the time being unpaid if the Directors think fit to enforce payment of such interest) but his liability shall cease if and when the Company receives payment in full of all such money in respect of the Shares.


12.      LIEN

         12.1 The Company shall have a first and paramount lien on every Share registered in the name of each Member (whether solely or jointly with others) for all money (whether presently payable or not) called or payable at a fixed time in respect of that Share or presently payable by him or his estate to the Company and interest and expenses thereon but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Clause 12.

         12.2 The Company's lien on a Share shall extend to all Dividends payable thereon.

         12.3 Unless otherwise agreed the registration of a transfer of Shares shall operate as a waiver of the Company's lien (if any) on those Shares.

         12.4 The Directors may sell in such manner as the Directors think fit any Shares on which the Company has a lien but no sale shall be made --

              12.4.1 unless a sum in respect of which the lien exists is presently payable; and

              12.4.2 until the expiration of 14 days after written notice stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable has been given to the registered holder for the time being of the Share or the person entitled thereto by reason of his death or bankruptcy.

         12.5 To give effect to any sale pursuant to Clause 12.4 the Directors may authorize some person to execute on behalf of the holders thereof an instrument of transfer in order to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

         12.6 The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue if any shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.


13.      TAXATION LIEN

         13.1 Whenever in respect of, or in connection with, any Shares registered in the name of a Member (whether solely or jointly with others) or with any Dividends or bonus thereon and whether in consequence of his death or for any reason any law for the time being of the Commonwealth of Australia or of any Australian State or Territory or of any other country or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payments to any Government or taxing authority
              --

              13.1.1 the Company shall, in respect of any such liability, be fully indemnified by the Member and his executors or administrators wheresoever constituted or situated;

              13.1.2 any moneys paid by the Company in respect of any such liability imposed or purported to be imposed on the Company may be recovered by action from the Member or his executors or administrators wheresoever constituted as a debt due by him or his estate to the Company with interest at 8% per annum from the date when the moneys were paid until repayment;

              13.1.3 any such moneys and interest may be deducted by the Company from any Dividend or other moneys payable by it to the Member or his executors or administrators;

              13.1.4 the provisions of Clause 12 with respect to the Company's lien for debts of a Member and the Company's power of sale to enforce any such lien shall apply with respect to moneys paid by the Company in respect of any liability to which this Clause 13 relates;

              13.1.5 nothing herein contained shall prejudice or affect any right or remedy which in respect of any such payment by the Company any law may confer or purport to confer upon the Company; and

              13.1.6 it is hereby expressly declared that as between the Company and the Member or his estate and his executors or administrators wheresoever constituted, any such right or remedy shall be enforceable by the Company and every Member of the Company as between himself and the Company shall be deemed to agree and bind his executors administrators and estate to submit to the legislative power and jurisdiction of the State Territory country or place imposing such liability upon the Company.

         13.2 If under the Tax Act or any other enactment the Company becomes liable to pay additional tax with respect to any undistributed amount of its profits then notwithstanding any other provisions of this Constitution the Company in making any subsequent distribution of its profits (whether out of that undistributed amount or out of other profits) may if the Directors think fit but not so as to affect any priority to which under this Constitution the holders of any class of Shares are entitled determine to pay Dividends at different rates with respect to the Shares of the same class held by different Members so as to ensure, as nearly as may be, that each Member bears his proper Share of the additional tax which the Company has become liable to pay.



14.      TRANSFER OF SHARES

         14.1 An instrument of transfer of any Shares shall be in writing in any usual or common form or in any other form which the Directors may approve.

         14.2 The instrument of transfer shall be -

              14.2.1 executed by or on behalf of both the transferor and the transferee; and

              14.2.2  if required by law to be stamped, duly stamped

              and the transferor shall remain the holder of the Shares transferred until the transfer is registered and the name of the transferee is entered in the Register in respect thereof.

         14.3 Except as provided by this Constitution (in particular, Clause ##), there shall be no right of transfer of any Shares in the Company whatsoever except with the approval of the Directors and the Directors may, subject to the terms of issue of any Shares, refuse to register any transfer of a Share without being bound to give any reason for such refusal or without specifying any grounds therefor.

         14.4 Every instrument of transfer shall be left at the office for registration accompanied by the certificate of the Shares to be transferred and such other evidence as the Directors may require to prove the title of the transferor or his right to transfer the Shares.

         14.5 All instruments of transfer which shall be registered shall be retained by the Company but any instrument of transfer which the Directors shall refuse to register shall, on demand, be returned to the person depositing the same.

         14.6 If the Directors refuse to register any transfer of Shares they shall, within one month after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal but if within the said period of one month notice of refusal shall not have been sent to the transferee then acceptance of the transfer for registration shall be deemed to have occurred at the expiration of the said period.

         14.7 Any non--voting Share may be transferred by a Member to any child or other issue, son--in--law, daughter--in--law, father, mother, brother, sister, nephew, niece, widow or widower of the Member.

         14.8 Except as provided in Clauses 5, 14.7 and 15 no transfer of Shares shall be registered unless all Members of the Company so agree or unless the following procedures are complied with --

              14.8.1 a person proposing to transfer any Shares ("the Proposing Transferor") shall give written notice to the Company ("a Transfer Notice") that he desires to transfer the Shares specified in the Transfer Notice and he shall specify in the Transfer Notice the price per Share which he fixes as the fair value thereof;

              14.8.2 a Transfer Notice shall not be revocable except with the sanction of the Directors except where the fair value has been fixed by arbitration as provided in Clause 14.8.6 at a price lower than the price fixed by the Member in which case, the Proposing Transferor may revoke the Transfer Notice by written notice to the Company within 7 days after he has received notice of the result of such arbitration;

              14.8.3 a Transfer Notice may include several parcels of Shares and in such case shall operate as if it were a separate Transfer Notice in respect of each parcel;

              14.8.4 the service of a Transfer Notice shall be deemed to constitute the Company the agent of the Proposing Transferor for the sale of the Shares to a purchaser to be nominated by the Company as hereinafter provided at a price equal to the fair value thereof;

              14.8.5 subject to the provisions of Clauses 14.8.2 and 14.8.10, within 28 days after being served with a Transfer Notice, the Company may by written notice to the Proposing Transferor nominate one or more Members or other persons whom in the opinion of the Directors it is desirable in the interests of the Company to admit to membership as purchaser of the parcel of Shares referred to in the Transfer Notice ("the Purchaser") whereupon the Proposing Transferor shall be bound upon payment of the fair value of the Shares to transfer the Shares to the Purchaser;

              14.8.6 the Company may, by the same notice as is referred to in Clause 14.8.5, require the fair value of the Shares to be fixed by arbitration pursuant to the Commercial Arbitration Act (1984) in lieu of the fair value fixed in the Transfer Notice but in the event of the fair value so fixed by arbitration exceeding the fair value fixed in the Transfer Notice the Purchaser may, by written notice to the Proposing Transferor not later than 14 days after the determination, elect not to continue with the purchase;

              14.8.7 if the Proposing Transferor having become bound pursuant to Clause 14.8.5 makes default in transferring the Shares, the Directors may authorise some person to execute on behalf of the holder thereof an instrument of transfer of and to transfer such Shares to the Purchaser and to receive the purchase price on behalf of the Proposing Transferor and the Purchaser shall be registered as the holder of the Shares comprised in any such transfer without production of the Share certificate and shall not be bound to see to the application of the purchase money;

              14.8.8 after the Purchaser's name has been entered in the Register in purported exercise of the power given by Clause 14.8.7, the validity of the proceedings shall not be questioned by any person;

              14.8.9 if no purchaser is nominated by the Company pursuant to Clause 14.8.5 in respect of the Shares specified in a Transfer Notice within 28 days after the Company is served with the Transfer Notice, or if the Purchaser elects not to continue with the purchase pursuant to the provisions of Clause 14.8.6, the Proposing Transferor shall be entitled at any time within one month after the expiration of the said period of 28 days or 14 days (as the case may be) --


                      14.8.9.1 to sell and transfer the Shares to any person at a price not less than the price fixed by him in the Transfer Notice; or


                      14.8.9.2 to require the Company to be put into liquidation in which case, notwithstanding anything contained in this Constitution, he shall in that event be entitled to require the Directors to call and arrange to hold a general meeting of the Company for the purpose of considering a resolution that the Company be wound up voluntarily and shall be entitled at such meeting to exercise ten thousand votes for every Share held by him in the Company;

              14.8.10 any Shares specified in a Transfer Notice shall, forthwith upon the giving thereof by a Proposing Transferor, be offered to the other Members in proportion to the number of Shares already held by them (and where any fraction of a Share is involved the Shares offered shall be taken to the next lowest whole number and any Shares left over shall be offered to Members as determined by lot and the Directors shall allot sufficient Shares to those who do not draw the lots to enable the proportion to be exactly maintained) and save as aforesaid the disposal of Shares the subject of a Transfer Notice shall be at the discretion of the Directors;

              14.8.11 the Directors may exercise in the name of the Company all the powers contained in this Clause 14.8 but if any Director of the Company is the Proposing Transferor, or is a director or member of or otherwise interested in any Proposing Transferor, he shall not take part in any deliberations of the Directors or exercise any vote on any matter arising out of this Clause 14.8 and if there are only two Directors of the Company, one Director shall be a quorum in respect of any such matter;

              14.8.12 the expression "parcel of Shares" in this Clause 14.8 means all the Shares of any one class referred to in a Transfer Notice; and

              14.8.13 in the event of a Member or Director in any capacity and whether as creditor or otherwise presenting to the Court any petition to wind up the Company on any ground whatsoever, or instituting any proceedings against the Company for the recovery of any moneys allegedly due by the Company, the Member and in the case of a Director any Member of the Company being his wife or child or trustee for the family of such Director or a company of which such Director is a director, shall be deemed on the day prior to the presentation of the petition to have served a Transfer Notice pursuant to this Constitution in respect of all Shares in the Company owned by the Member or such other person or company as the case may be.

         14.9 The Directors may subject to the Law suspend the registration of transfers for any time or times not exceeding in the aggregate 30 days in any year.



15.      TRANSMISSION OF SHARES

         15.1 The legal personal representatives of a deceased sole holder of a Share shall be the only persons recognized by the Company as having any title to the Share.

         15.2 In the case of a Share registered in the names of two or more holders the survivors or survivor or the legal personal representatives of the deceased survivor shall be the only persons recognized by the Company as having any title to the Share but nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any Share which had been held jointly by him with other persons.

         15.3 Any of the following persons that is to say --

              15.3.1  either of the parents or the guardian of any infant
                      Member;

              15.3.2 any person becoming entitled to a Share in consequence of the bankruptcy of a Member;

              15.3.3  the legal personal representative of a deceased Member;

              15.3.4 the beneficiaries of a deceased Member becoming entitled thereto under the deceased Member's will or the next of kin of the deceased Member entitled on an intestacy;

              15.3.5 any person having authority in law to manage the affairs of a Member who by reason of mental or physical infirmity is unable to manage his affairs --

              shall, upon such evidence being produced as to his or their status or authority as is from time to time properly required by the Directors, have the right either to be registered himself or themselves or to make such transfer of the Share as the Member could have made and the Directors shall have no right to decline or suspend registration as they would have had in the case of a transfer of the Share by the Member if the Member had been alive or capable of transferring the Share.

         15.4 The Shares standing in the name of the trustees of the will of any deceased Member may be transferred upon any change of trustees to the trustees for the time being of the will.

         15.5 Where two or more persons are jointly entitled to be registered pursuant to the provisions of this Clause 15 they shall, for the purposes of this Constitution, be deemed to be joint holders of the Share.

         15.6 A person entitled to be registered as a Member in respect of a Share pursuant to this Clause 15 shall be entitled to the same Dividends and other advantages to which he would be entitled if he were the registered holder of the Share except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of the Share to exercise any right conferred by membership in relation to general meetings of the Company.


16.      CONVERSION AND REDUCTION OF SHARE CAPITAL

         16.1 The Company may (subject to the provisions of Clause 8 and the Law) by resolution convert all or any of its Shares into a larger or small number.

         16.2 For the purposes of Clause 16.1, any amount unpaid on Shares to be converted is to be apportioned equally among the replacement Shares.

         16.3 The Company may, subject to the provisions of the Law, reduce its Share capital in any way which is not otherwise authorised by law.


17.      GENERAL MEETINGS

         17.1 All general meetings of the Company shall be held in accordance with the provisions of the Law and this Constitution.

         17.2 The Directors may whenever they think fit call a general meeting and, in addition to any other general meetings the Directors may, if they think necessary, call an annual general meeting in any calendar year and all general meetings shall be called on such requisition or, in default, may be called by such requisitionists as provided by the Law.

         17.3 If at any time there are not sufficient Directors capable of acting to form a quorum for the purpose of calling a general meeting, any Director or any Members of the Company with not less than 5% of the votes that may be cast at general meetings may call and arrange to hold a general meeting in the same manner, as nearly as possible, in which general meetings may be called by the Directors.

         17.4 Subject to the provisions of the Law relating to resolutions and special resolutions and agreements for shorter notice not less than 21 days written notice (exclusive of the day on which the notice is served or deemed to be served but inclusive of the day for which notice is given) must be given of all general meetings specifying -

              17.4.1 the place, date and time for the meeting (and, if the general meeting is to be held in 2 or more places, the technology that will be used to facilitate this);

              17.4.2  the general nature of the business of the general meeting;

              17.4.3  if a special resolution is to be proposed -

                      17.4.3.1  an intention to propose the special resolution;
                                and

                      17.4.3.2  the special resolution itself;

              17.4.4  if a Member is entitled to appoint a proxy, that -

                      17.4.4.1  the Member has a right to appoint a proxy;

                      17.4.4.2 the proxy does not need to be a Member of the Company; and

                      17.4.4.3 that a Member who is entitled to cast 2 or more votes may appoint 2 proxies and may specify the proportion or number of votes each proxy is appointed to exercise.

         17.5 All business shall be deemed special that is transacted at a general meeting and all business that is transacted at an annual general meeting (if any) shall also be deemed special with the exception of sanctioning a Dividend, the consideration of the financial reports, Directors' reports and auditor's reports (if any) and the appointment of the auditor (if any) and the fixing of his remuneration and the election of Directors.

         17.6 Subject to the Law, any resolution of the Company determined on without any general meeting and evidenced in writing under the hand of each Member of the Company who for the time being is entitled to vote, or of his proxy, or of his attorney appointed as provided in this Constitution or, if the Member is a corporation, of its representative appointed as provided in this Constitution or the Law, shall be as valid and effectual as a resolution duly passed at a general meeting of the Company.

         17.7 Any resolution passed in accordance with the provisions of Clause
              17.6 may consist of identical copies of the document recording the resolution and accompanying information, each signed by one or more Members or their respective proxies, attorneys or, if any Members are corporations, by their respective representatives.

18.      PROCEEDINGS AT GENERAL MEETINGS

         18.1 No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business.

         18.2 A quorum shall be constituted by --

              18.2.1 where all of the issued voting Shares are held by a single Member -- that Member;

              18.2.2 where all of the issued Shares are held by a Holding company - the person appointed to act as the representative of the Holding company at general meetings of the Company pursuant to Clause 21 and the Law; and

              18.2.3 where all of the issued voting Shares are held by two or more Members-- 2 Members.

         18.3 If within 15 minutes from the time appointed for a general meeting a quorum is not present--

              18.3.1 the meeting if convened upon the requisition of Members shall be dissolved; or

              18.3.2  in any other case --

                      18.3.2.1 it shall stand adjourned to the same day, in the next week, at the same time and place; and

                      18.3.2.2 if at the adjourned meeting a quorum is not present within 15 minutes from the time appointed for the meeting, the meeting shall be dissolved.

         18.4 The Chairperson (if any) elected by the Directors shall chair each general meeting of the Company or if there is no such Chairperson, or if at any meeting he is not present within 15 minutes after the time appointed for holding the meeting or is unwilling to act, the persons present and entitled to vote at a meeting shall choose some one of their number to chair the meeting.

         18.5 The Chairperson may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but so that --

              18.5.1 no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place;

              18.5.2 when a meeting is adjourned for 10 days or more at any one time, notice of the adjourned meeting shall be given as in the case of an original meeting;

              18.5.3 save as aforesaid it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

         18.6 At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the results of the show of hands) demanded --

              18.6.1  by the Chairperson; or

              18.6.2 by at least three Members present having the right to vote at the meeting; or

              18.6.3 by any Member or Members present and representing not less than 5% of the votes that may be cast on the resolution on a poll and unless a poll is so demanded, a declaration by the Chairperson that a resolution has on a show of hands been carried or carried unanimously or by a particular majority or lost and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

         18.7 The demand for a poll may be withdrawn.

         18.8 If a poll is duly demanded it shall be taken in such manner and either at once or after an interval or adjournment or otherwise as the Chairperson directs and the result of the poll shall be the resolution of the meeting at which the poll was demanded but a poll demanded on the election of a Chairperson or on a question of adjournment shall be taken forthwith.

         18.9 In the case of an equality of votes whether on a show of hands or on a poll the Chairperson of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.


19.      VOTES OF MEMBERS

         19.1 Subject to any special rights or restrictions imposed on or attaching to any Shares or classes of Shares by the Directors on the issue of those Shares or classes of Shares, each Member present who holds one or more voting Shares shall be entitled to vote at meetings of Members and on a show of hands every such Member shall have one vote and on a poll every such Member shall have one vote for each such Share he holds.

         19.2 In the case of joint holders the vote of the Member whose name appears first in the Register shall be accepted to the exclusion of the votes of the other joint holders.

         19.3 A Member who is of unsound mind or is a person whose person or estate is liable to be dealt with in any way under any relevant law relating to mental health may vote whether on a show of hands or on a poll by his committee or by the trustee or by such other person as properly has the management of his estate and any such committee trustee or other person may vote by proxy or attorney.

         19.4 A Member who is an infant may vote by either of his parents or by his guardian upon such evidence being produced of the relationship or of the appointment of the guardian as the Directors may from time to time properly require.

         19.5 No Member shall be entitled to vote at any general meeting unless all calls and other sums presently payable by him to the Company in respect of Shares in the Company have been paid.

         19.6 No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairperson of the meeting whose decision shall be final and conclusive.


20.      PROXIES

         20.1 Each Member of the Company entitled to attend and cast a vote at a general meeting may appoint an individual as his proxy to attend and vote for that Member at the general meeting.

         20.2 The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, in accordance with the constitution of that corporation.

         20.3 A proxy need not be a Member of the Company.

         20.4 The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed or a notarially certified copy of that power or authority must be received by the Company not less than 48 hours before the time for holding the general meeting or adjourned general meeting at which the person named in the instrument proposes to vote (unless a shorter period is specified in the notice of general meeting to which the proxy relates) and in default the instrument of proxy shall not be treated as valid unless otherwise determined by the Chairperson.

         20.5 For the purposes of Clause 20.4, an instrument appointing a proxy must be received by the Company at any of the following -

              20.5.1  the office of the Company; or

              20.5.2  a fax number at the office of the Company; or

              20.5.3 a place, fax number or electronic address specified for that purpose in the notice of meeting.

         20.6 An instrument appointing a proxy may be in any usual form or in any other form which the Directors may approve and if a Member is entitled to cast two or more votes at the meeting, that Member may appoint not more than two proxies.

         20.7 Where a Member appoints two proxies, the appointment may specify the proportion or number of votes that the proxy may exercise.

         20.8 Any instrument appointing a proxy confers authority to demand or join in demanding a poll.


21.      BODY CORPORATE REPRESENTATIVE

         21.1 Any body corporate which is a Member of the Company may by resolution of its directors or other governing body appoint an individual (whether a Member of the Company or not) whom it thinks fit as its representative to exercise all or any of the powers that the body corporate may exercise -

              21.1.1 at general meetings of the Company or of any class of Members of the Company; or

              21.1.2  at meetings of creditors or debenture holders; or

              21.1.3  in respect of resolutions to be passed without meetings.

         21.2 The person so appointed shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise (including the giving of any consent and the signing of any resolution, appointment or other document) if it were a natural person and also to exercise all the powers mentioned in Clause 21.1 as are conferred by the instrument of appointment.

         21.3 A certificate executed in accordance with the constitution of the body corporate, accompanied by such other evidence as the Directors may properly require of any appointment of a representative, must be received by the Company before the commencement of the meeting or adjourned meeting at which the person named in the certificate proposes to vote and, in the case of a resolution to be determined on without any general meeting, before the resolution or other document or statement in which the resolution is set out is circulated for signing by the Members of the Company entitled to vote on the resolution.

         21.4 For the purposes of Clause 21.3, a certificate of appointment must be received by the Company at any of the following -

              21.4.1  the office of the Company; or

              21.4.2  a fax number at the office of the Company; or

              21.4.3 a place, fax number or electronic address specified for that purpose in the notice of meeting.

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                                       37


22.      ATTORNEY OF MEMBERS

         22.1 Any Member may appoint an attorney (whether a Member or not) to act for him on his behalf at all general meetings of the Company at which he is not present himself and to give any consent and sign any appointment or resolution or other document which the Member himself could give or sign.

         22.2 Any appointment shall be made by power of attorney duly executed by the Member and attested by one or more witness or witnesses or, if the Member is a body corporate, then in accordance with its constitution and the power of attorney must be received by the Company not less than 48 hours before the attorney becomes entitled to act thereunder (unless a shorter period is specified in the notice of general meeting to which the power of attorney relates) accompanied by such evidence of its due execution and non--revocation as the Directors require.

         22.3 For the purposes of Clause 22.2, the power of attorney must be received by the Company at any of the following -

              22.3.1  the office of the Company; or

              22.3.2  a fax number at the office of the Company; or

              22.3.3 a place, fax number or electronic address specified for that purpose in the notice of meeting.

         22.4 The power of attorney may be in any usual form or in any other form which the Directors may approve.

         22.5 The attorney so appointed may, during the absence of the Member and while the power of attorney remains unrevoked, attend at and take part in the proceedings and vote at all general meetings of the Company and demand or join in the demand for a poll in the same manner as the Member himself could do if personally present and may give any consent and sign any appointment or resolution or other document which the Member himself could give or sign.

         22.6 A vote given or act done in accordance with the terms of an instrument of proxy or attorney shall be valid notwithstanding the previous death or mental incapacity of the principal or revocation of the instrument or of the authority under which the instrument was executed or the transfer of the Share in respect of which the instrument is given if the Company has not received written notice of such death, incapacity, revocation or transfer before the commencement of the meeting or adjourned meeting at which the instrument is used.

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                                       38



23.      MEETINGS OF CLASSES OF SHAREHOLDERS

         At every separate meeting of holders of Shares of any class the provisions of this Constitution relating to general meetings shall, with such adaptations as are necessary, apply but so that (subject to the provisions of Clause 8.1) --

         23.1 the necessary quorum shall be two Members holding between them a majority of the issued Shares of the class; or

         23.2 where only one Member is the holder of Shares of the class - that Member present shall for all purposes constitute a quorum; and

         23.3 any holder of Shares of the class present at the meeting may demand a poll.


24.      DIRECTORS

         24.1 The number of the Directors shall be not less than five comprising
              -

              24.1.1  an independent Chairperson;

              24.1.2  the Managing Director appointed pursuant to Clause 26;

              24.1.3  two persons appointed by Preferred Holders; and

              24.1.4  one person appointed by the Founding Shareholder.

         24.2 The Company may from time to time by resolution passed at a general meeting, or by resolution passed without a meeting, fix the number of Directors or increase or reduce the number of Directors (but so that the number shall not be less than the minimum number required by Clause 24.1 or the Law) and may also determine in what rotation (if any) the increased or reduced number is to go out of office.

         24.3 Each Director shall hold office until he dies, or vacates office in accordance with the provisions of Clause 25.1, or the term for which he is appointed or elected expires as provided in this Constitution.

         24.4 The Company may, subject to Clause 24.1, by resolution --

              24.4.1  appoint a person to be a Director;

              24.4.2  remove a Director;

              24.4.3 appoint another person as a Director in place of any Director who dies, is removed or vacates office pursuant to the provisions of Clause 25.1; and

              24.4.4  may appoint additional Directors.

         24.5 The Directors shall have power at any time and from time to time to appoint any person to be a Director either to fill a casual vacancy, or as an addition

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                                       39



              to the existing Directors, but so that the total number of Directors shall not at any time exceed the number fixed in accordance with this Constitution.

         24.6 If a person who is the only Director and the only Member of the Company -

              24.6.1  dies; or

              24.6.2  vacates office pursuant to the provisions of Clauses
                      25.1.2 or 25.1.4

              and a personal representative or trustee is appointed to administer the person's estate or property then (subject to the provisions of the Law) the personal representative or trustee (as the case may be) shall have the power to appoint a person as the Director of the Company or to appoint themselves to that office.

         24.7 No Share qualification shall be required of a Director.

         24.8 A Director may hold any other office or place of profit in the Company in conjunction with his directorship and may be appointed thereto upon such terms as to remuneration, tenure of office and otherwise as may be arranged by the Directors.

         24.9 The Directors shall be paid out of the funds of the Company by way of remuneration for their services such sum as the Directors may from time to time determine. The Directors shall also be entitled to be paid any outlay or expenses properly incurred by them on behalf of the Company in attending meetings of the Directors or of any committee of Directors or general meetings of the Company and in connection with the business of the Company as the Directors may from time to time determine.

         24.10 If any Director being willing shall be called upon to perform extra services or to make any special exertions in going from his usual residence or otherwise for any of the purposes of the Company, the Company may remunerate the Director for so doing either by a fixed sum or by a percentage of profits or otherwise as may be determined by the Directors and such remuneration may be either in addition to or in substitution for his or their remuneration as herein provided.


25.      DISQUALIFICATION OF DIRECTORS

         25.1 The office of Director shall be vacated if the Director --

              25.1.1 ceases to be a Director pursuant to any provision of the Law; or

              25.1.2 becomes bankrupt or makes any arrangement or composition with his creditors generally; or

              25.1.3 becomes prohibited from being a Director by reason of any order made under the Law; or

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                                       40


              25.1.4 becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under any relevant law relating to mental health; or

              25.1.5  resigns his office by notice in writing to the Company; or

              25.1.6  is removed from office pursuant to this Constitution.

         25.2 Notwithstanding any rule of law or equity to the contrary but subject to the provisions of the Law concerning disclosure of interests by Directors --

              25.2.1 a Director shall not be disqualified by his office from contracting with the Company either as vendor, purchaser or otherwise or from being employed or acting in any capacity professionally or otherwise by or on behalf of the Company;

              25.2.2 if a Director has an interest in a contract or arrangement or a proposed contract or arrangement with the Company (other than as a Member of the Company) and the Director discloses the nature and extent of the interest at a meeting of Directors -

                      25.2.2.1 the Director may vote on whether the Company enters into the contract or arrangement; and

                      25.2.2.2 the contract or arrangement may be entered into; and

                      25.2.2.3 the Director may vote on matters involving the contract or arrangement; and

                      25.2.2.4 if the disclosure is made before the contract or arrangement is entered into -

                                25.2.2.4.1  the Director may retain benefits
                                            under the contract or arrangement
                                            even though the Director has an
                                            interest in the contract or
                                            arrangement; and

                                25.2.2.4.2  the Company cannot avoid the
                                            contract merely because of the
                                            existence of the interest;

              25.2.3 it shall be the duty of the Secretary to record every declaration under this Clause 25.2 in the minutes of the meeting but failure to record such declaration shall not in any way affect the validity of such contract or arrangement; and

              25.2.4 a Director may sign any contract or other document relating to any contract or arrangement in which he is in anyway interested (whether or not under common seal of the Company).

         25.3 The provisions of Clause 25.2.2 shall not apply to a Director -

              25.3.1 if he is the only Director of the Company and is or represents the only Member of the Company; or

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                                       41




              25.3.2 if the interest of that Director consists only of being a Member or creditor of a corporation that has an interest in a contract or arrangement with the Company if that interest may be regarded as not being a material interest; or

              25.3.3 where the contract or arrangement relates to a loan to the Company - that Director has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan; or

              25.3.4 where the contract or arrangement has been or will be made with or for the benefit of or on behalf of a related body corporate - that Director is a director of that related body corporate.


26.      MANAGING DIRECTOR

         26.1 The Directors may from time to time appoint one or more of their body to the office of Managing Director for such period and on such terms as they think fit and subject to the terms of agreement entered into in any particular case may revoke any such appointment.

         26.2 A Director appointed as Managing Director shall not, while holding that office, be subject to retirement by rotation or be taken into account in determining the rotation of retirement of Directors but a person ceases to be a Managing Director if he ceases to be a Director.

         26.3 A Managing Director shall subject to the terms of any agreement entered into in any particular case receive such remuneration (whether by way of salary commission or participation in profits or partly in one way and partly in another) as the Directors may determine.

         26.4 The Directors may entrust to and confer upon a Managing Director any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke withdraw alter or vary all or any of those powers.


27.      ALTERNATE OR SUBSTITUTE DIRECTORS

         27.1 Any Director may, with the approval of the other Directors, appoint any person (whether a Member of the Company or not) to be an alternate or substitute Director in his place during such period as he thinks fit.

         27.2 Any person while he so holds office as an alternate or substitute Director shall be entitled to notice of meetings of the Directors and to attend and vote thereat accordingly and to exercise all the powers of the appointor in his place.

         27.3 An alternate or substitute Director shall ipso facto vacate office if his appointor vacates office as a Director or removes the appointee from office.

         27.4 Any appointment or removal under this Clause 27 shall be effected by notice in writing to the Company and to the person concerned under the hand of the Director who makes the appointment or removal.


28.      POWERS AND DUTIES OF DIRECTORS

         28.1 The business of the Company shall be managed by the Directors who may exercise all the powers of the Company that are not by the Law or by this Constitution required to be exercised by the Company in general meeting subject nevertheless to any provision of this Constitution and to the provisions of the Law.

         28.2 No regulation made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

         28.3 Without limiting the generality of Clause 28.1 --

              28.3.1 the Directors may in addition to all other general and special powers possessed by them from time to time borrow in the name and for all or any of the purposes of the Company or in connection with its business any sum or sums of money for such period and at such rate or rates of interest and otherwise upon such terms and conditions as the Directors may think fit and so that --

                      28.3.1.1 any sum or sums of money so borrowed may be raised or secured by mortgage charge or pledge of the whole or any part of the real or personal estate revenues property undertaking choses in action debts or effects of the Company including unpaid calls and uncalled capital or by deposit receipts debentures debenture stock bonds trusts deeds personal covenant or otherwise as the Directors may from time to time think fit without such security;

                      28.3.1.2 every such mortgage charge or other security may be in such form and contain such powers of sale and other powers trusts and provisions and may be accompanied by such collateral further and other security as the Directors may think fit;

              28.3.2 the Directors may pay out of the Company's funds all expenses of the promotion, formation and registration of the Company and the vesting in it of the assets acquired by the Company; and

              28.3.3 the Directors may from time to time by power of attorney appoint any company firm or person or body of persons whether nominated directly or indirectly by the Directors to be the attorney or attorneys of the Company for such purposes and with such powers authorities and discretions (not exceeding those vested in or exercisable by the Directors under this Constitution) and for such period and subject to such conditions as they may think fit and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit and may also authorise any such attorney to delegate all or any of the powers authorities and discretions vested in him.


29.      PROCEEDINGS OF DIRECTORS

         29.1 The Directors shall meet at least nine times in each year for the dispatch of business and may adjourn and otherwise regulate their meetings as they think fit using any technology consented to from time to time by all the Directors.

         29.2 Questions arising at any meeting shall be decided by a majority of votes cast by Directors entitled to vote.

         29.3 The Chairperson shall have a deliberative vote but not a second or casting vote.

         29.4 A Director may and the Secretary on the requisition of a Director shall at any time summon a meeting of the Directors.

         29.5 Subject to the provisions of Clause 29.15 the quorum necessary for transaction of the business of the Directors may be fixed by the Directors and unless so fixed shall be three, one of whom must be an appointee of the Preferred Holders.

         29.6 In the case of a meeting of the Directors held in a State in which any Director or Directors are not usually resident, it shall not be necessary to give notice of such meetings to such Director or Directors and the failure to give such notice shall not invalidate the acts or proceedings of the Board done or carried out in the absence of such Director or Directors.

         29.7 Unless the Directors in any case otherwise determine the provisions contained in Clauses 29.17 or 36 (as the case may be) shall apply to the giving of notice pursuant to the provisions of Clause 29.6.

         29.8 The continuing Directors or Director may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed pursuant to this Constitution as the minimum number of Directors, the continuing Directors or Director may act in the event of an emergency or for the purpose of summoning a general meeting of the Company but for no other purpose.

         29.9 The Directors may elect a Chairperson of their meetings and determine the period for which he is to hold office but if no Chairperson is elected or if at any meeting the Chairperson is not present within 15 minutes after the time appointed for holding the meeting or declines to act, the Directors present may choose one of their number to be Chairperson of the meeting.

         29.10 The Directors may delegate any of their powers to a committee of Directors. Any committee so formed must exercise the powers delegated to it in accordance with any direction of the Directors.

         29.11 A committee may elect a Chairperson of its meetings but if no Chairperson is elected or if at any meeting the Chairperson is not present within 15 minutes after the time appointed for holding the meeting or declines to act, the Members of that committee present may choose one of their number to be Chairperson of the meeting.

         29.12 A committee may meet and adjourn as it thinks proper. Questions arising at any meeting of a committee shall be determined by a majority of votes of the Members of such committee present and the Chairperson shall have a deliberative but not second or casting vote.

         29.13 The Directors may delegate any of their powers to one of their number who shall, in the exercise of the powers so delegated, conform to any regulations which may be imposed upon him by the Directors and receive such remuneration as the Directors may determine.

         29.14 All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or person so acting or that they or any of them were disqualified, be as valid as if every Director or other person had been duly appointed and was qualified to be a Director.

         29.15  A resolution in writing signed --

                29.15.1 where the Company has only one Director -- by that Director; and

                29.15.2 where the Company has two or more Directors -- by all the Directors for the time being entitled to attend and vote on the resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors duly convened and held.

         29.16 Any resolution passed in accordance with the provisions of Clause 29.15 may consist of identical copies of the document recording the resolution and accompanying information, each signed by one or more Directors.

         29.17 For the purpose of this Constitution the contemporaneous linking together by telephone or by such other method of audio or audio visual communication system of a number of the Directors not less than the quorum specified in Clause 29.5 whether or not any one or more of the Directors is out of Australia shall constitute a meeting of the Directors and all the provisions in this Constitution as to meetings of the Directors shall apply to such meetings subject to the following conditions namely --

                29.17.1 all the Directors for the time being entitled to receive notice of a meeting of the Directors shall be entitled to notice of a meeting by telephone or by such other method of audio or audio visual

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                                       45

                         communication system and to be linked by telephone or such other audio or audio visual communication system for the purposes of such meeting;

                29.17.2 each of the Directors taking part in the meeting by telephone or by such other method of audio or audio visual communication system must be able to hear each of the other Directors taking part at the commencement of the meeting; and

                29.17.3 at the commencement of the meeting each Director must acknowledge his presence for the purpose of a meeting of the Directors of the Company to all other Directors taking part.

         29.18 A notice of a meeting of Directors may be given by telephone or by such other method of audio or audio visual communication system as the Directors may from time to time determine or as provided in Clause 36.

         29.19 For the purposes of Clause 29.17 a Director may not leave the meeting by disconnecting his telephone or such other audio or audio visual communication system unless he has previously obtained the express consent of the Chairperson of the meeting and a Director shall be conclusively presumed to have been present and to have formed part of the quorum at all times during the meeting unless he has previously obtained the express consent of the Chairperson to leave the meeting as aforesaid.

         29.20 A minute of the proceedings at meetings convened by telephone or by such other method of audio or audio visual communication system shall be sufficient evidence of such proceedings and of the observance of all necessary formalities if certified to be a correct minute by the Chairperson of the meeting.


30.      SECRETARY

         One or more Secretaries shall in accordance with the Law be appointed as Secretary or Secretaries of the Company by the Directors for such term at such remuneration and upon such conditions as they may think fit and any Secretary so appointed may be removed by them.



31.      MINUTES

         31.1   The Directors shall cause minutes to be made --

                31.1.1   of all appointments of officers;

                31.1.2 of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

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                                       46

                31.1.3 of all resolutions and proceedings at all meetings of Members of the Company and of the Directors and of committees of Directors and of all resolutions determined on without meetings; and

                31.1.4   of all other matters required by the Law.

         31.2 Except in the case of documents deemed to constitute minutes in accordance with the provisions of the Law and resolutions signed in accordance with the provisions of Clauses 17.6 and 29.15, all minutes shall be signed by the Chairperson of the meeting at which the proceedings were held or by the Chairperson of any succeeding meeting.


32.      SEAL AND EXECUTION OF DOCUMENTS

         32.1   The Company may have a common seal.

         32.2 The Directors shall provide for the safe custody of the common seal of the Company (and if they think fit of a Share seal which is hereby authorized in accordance with the Law) which shall only be used with the authority of the Directors and every instrument to which the seal is affixed shall be signed by a Director or by some other person or persons appointed by the Directors to attest the affixing of the common seal.

         32.3 All documents which of legal necessity need not be under common seal and which the Company is capable in law of entering into shall be legally binding on the Company if signed by one of the Directors or by some other person or persons appointed by the Directors in that behalf.

         32.4 Promissory notes cheques or other negotiable instruments shall be signed by or on behalf of the Company by one of the Directors or in such other manner as the Directors may from time to time determine.


33.      DIVIDENDS

         33.1 The profits of the Company, subject to any special rights relating thereto created or authorized by this Constitution and subject to the provisions of this Constitution as to reserves and provisions, shall be divisible among the Members in such proportion as the Directors may from time to time determine (subject always to the terms on which the Shares in the Company are issued) but so that all Dividends shall be paid according to the amounts paid up on the Shares of the class in respect whereof the Dividend is paid.

         33.2 The Directors may (subject always to the terms on which the Shares in the Company are issued) from time to time determine that a Dividend is payable to the holders of one class of Shares to the exclusion of any other class of Shares and may fix the amount and the time for payment and the method of payment.

         33.3 In making a determination that a Dividend is payable to the holders of any class of Shares, the Directors shall not be bound to consider the proportion of the paid up capital or Shareholding of any class of Shares in relation to the total paid up capital or Shareholding in the Company.

         33.4 No Dividend shall be paid otherwise than out of profits nor bear interest against the Company.

         33.5 No amount paid on a Share in advance of calls shall while carrying interest be treated for the purposes of Dividend as paid up on the Share.

         33.6 If several persons are registered as joint holders of any Shares any one of them may give effectual receipts for any Dividends or other moneys payable on or in respect of the Share.

         33.7 Subject to the provisions of Clause 33.2, any Dividend may be paid by cheque, sent through the post to the registered address of the Member or person entitled thereto or in the case of joint holders to any one of such joint holders at his registered address, or to such person and such address as the Member or person entitled or such joint holders (as the case may be) may direct.

         33.8 For the purposes of Clause 33.7 every cheque shall be made payable to the person to whom it is sent or bearer and crossed "not negotiable" or to such other person as the Member or person entitled or such joint holders (as the case may be) may direct.


34.      RESERVES AND PROVISIONS

         34.1 The Directors may set aside out of the profits of the Company such sums as they think proper as reserves which shall at the discretion of the Directors be applicable for any purpose to which the profits of the Company may be properly applied and pending any such application may at the like discretion either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

         34.2 The Directors may, without placing the same to reserve, carry forward any profits which they may think prudent not to divide.

         34.3 The Directors may, subject to the Law, from time to time pass a resolution to the effect that any money investments or other assets available for distribution as Dividends but not required for the payment or provision of any fixed preferential Dividend whether standing to the credit of any reserve or provision or not and --

                34.3.1 forming part of the undivided profits of the business of the Company; or

                34.3.2 representing profits arising from an ascertained accretion to capital or from a revaluation of the assets of the Company; or

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                                       47



                34.3.3 arising from the realisation of any capital assets of the Company or any investments representing the same --

                shall be capitalised and, subject to the terms on which the Shares in the Company are issued, shall be distributed amongst the holders of all of the Shares or any one or more classes of Shares as the Directors think fit without making a distribution among the holders of other classes of Shares or shall be distributed in different proportions among the holders of different classes of Shares.

         34.4   For the purposes of Clause 34.3 --

                34.4.1 a resolution may declare that all or any part of the capitalised fund shall be applied in paying up in part or in full any Shares or debentures of the Company and that such application shall be accepted by the Members entitled to Share in the distribution in part or full satisfaction of their respective interests in the capitalised sum;

                34.4.2 when any such resolution has been passed, the Directors may issue a sufficient number of Shares or may issue a sufficient amount of debentures to the Members entitled to Share in the distribution in satisfaction of their respective interests in the capitalised sum and as nearly as may be in proportion to the amounts paid up on the Shares of the relevant class or classes held by them; and

                34.4.3 prior to such issue the Directors may authorize any person on behalf of the holders of the Shares to whom a distribution is to be made to enter into any agreement with the Company for the issue to them of Shares to be credited as fully paid up or partly paid up and in satisfaction of the bonus or for the issue to them of debentures in satisfaction of the bonus any agreement made under such authority shall be effective.

         34.5 For the purposes of giving effect to any resolution for capitalisation and distribution of undivided profits or other moneys or for satisfaction of a Dividend by distribution of Shares or other assets of the Company, the Directors may --

                34.5.1 settle as they think expedient any difficulty that may arise in making the distribution and, in particular, they may determine that fractions of less value than $1 may be disregarded in order to adjust the rights of all parties;

                34.5.2   fix the distribution value of any specific assets;

                34.5.3 determine the amount of any cash payments to be made to any Members upon the footing of the value so fixed;

                34.5.4 vest any such cash or specific assets in trustees for the persons entitled to the capitalised fund or Dividend (as the case may be) upon such trusts as may seem expedient to the Directors; and


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                34.5.5   where necessary, file a proper contract in accordance
                         with any statutory requirements and appoint any person to sign the contract on behalf of the persons entitled to the capitalised fund or Dividend (as the case may be).


35.      ACCOUNTS

         The Directors shall keep proper books of account and shall distribute copies of financial reports as required by the Law and shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the records, accounts and books of the Company or any of them shall be open to the inspection of Members (not being Directors) and no Member (not being a Director) shall have any right of inspecting any record, account, book or paper of the Company except as conferred by statute or authorized by the Directors or by the Company in general meeting.



36.      NOTICES

         36.1   A notice may be given by the Company to any Member -

                36.1.1   personally; or

                36.1.2 by sending it by post to him at his registered address or to the address (if any) supplied by him to the Company for the giving of notices to him; or

                36.1.3 by sending it to the fax number or electronic address (if any) nominated by the Member; or

                36.1.4 by any other means determined by the Directors in accordance with the provisions of Clause 36.3.

         36.2 Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing prepaying and posting a letter containing the notice and to have been effected, in the case of a notice of a meeting, on the day after the date of its posting and in any other case, at the time at which the letter would be delivered in the ordinary course of post. A notice of meeting sent by fax or other electronic means is taken to be given on the business day after it is sent.

         36.3 Notwithstanding the provisions of Clause 36.1, if the Directors shall so determine, a notice may be given by any other means as shall ensure expeditious receipt of the notice and service of the notice shall be deemed to be effected if the mode of service of the notice is properly addressed and paid for and lodged for delivery or transmission with a competent authority or body and to have been effected at the time at which in the ordinary course that mode of service of the notice would be delivered.


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                                       50



         36.4 A notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder first named in the Register in respect of the Share.

         36.5 A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending it through the post in a prepaid letter addressed to them by name or by the title of representatives of the deceased or assignee of the bankrupt or by any like description at the address if any supplied for the purpose by the persons claiming to be so entitled or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

         36.6 Notice of every general meeting shall be given in any manner hereinbefore authorized to --

                36.6.1 every Member except those Members who have not supplied to the Company an address for the giving of notices to them;

                36.6.2 every person entitled to a Share in consequence of the death or bankruptcy of a Member who but for his death or bankruptcy would be entitled to receive notice of the meeting;

                36.6.3   the auditor for the time being of the Company; and

                36.6.4   such other persons as required by the Law.

         36.7 No person other than as referred to in Clause 36.6 shall be entitled to receive notices of general meetings.


37.      WINDING UP

         37.1 If the Company is wound up the liquidator may with the sanction of a special resolution of the Company divide amongst the Members in kind the whole or any part of the assets of the Company (whether they consist of property of the same kind or not) and may, for that purpose, set such value as he deems fair upon any property to be so divided and may determine how the division shall be carried out as between the Members or different classes of Members.

         37.2 The liquidator may with the sanction of a special resolution vest the whole or any part of any such assets in trustees upon such trusts for the benefit of the contributories as the liquidator with the like sanction thinks fit but so that no Member shall be compelled to accept any Shares or other securities whereon there is any liability.

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                                       51


38.      INDEMNITY AND INSURANCE

         38.1 Subject to the Law, the Company may indemnify a person who is or has been an officer of the Company, to the full extent permissible by law, out of the property of the Company against all losses or liabilities to another person which any one of them has or may sustain or incur as such an officer of the Company or of a related body corporate in the proper performance of their duties at law or pursuant to the Constitution including, but not limited to, any liability for negligence or for reasonable costs and expenses incurred --

                38.1.1 in defending proceedings, whether civil or criminal, in which either judgment is given in favour of the person or in which the person is acquitted or there is a non suit of the trial, or the proceeding is otherwise discontinued, dismissed or stayed or withdrawn before judgment; or

                38.1.2 in connection with an application in relation to such proceedings in which the Court grants relief to the person under the Law; or

                38.1.3 in connection with any administrative proceedings relating to the person's position with the Company, except proceedings which give rise to civil or criminal prosecutions against that person in which judgment is not given in that person's favour or in which that person is not acquitted or which arise out of conduct involving a lack of good faith.

         38.2 The Company may indemnify a person who is or has been an officer of the Company, to the full extent permissible by law, out of the property of the Company against any liability to another person (other than the Company or related body corporate) as such an officer unless the liability arises out of conduct involving a lack of good faith.

         38.3 Subject to the Law, each officer is entitled to enforce against the Company any indemnity conferred by Clauses 38.1 and 38.2 for a period of seven years after the officer ceases for any reason (including but not limited to death or disability but excluding removal from office because of conduct involving lack of good faith) to be an officer of the Company as if at all times during that period the officer was an eligible officer of the Company within the meaning of the Law (whether or not that is in fact the case).

         38.4 The Company may pay a premium for a contract insuring a person who is or has been an officer of the Company and its related bodies corporate against --

                38.4.1 any liability incurred by that person as such an officer which does not arise out of conduct involving a willful breach of duty in relation to the Company or a contravention of sections 232(5) or (6) of the Law; and

                38.4.2 any liability for costs and expenses incurred by that person in defending proceedings relating to that person's position with the Company, whether civil or criminal, and whatever their outcome.

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                                       52


39.      DEADLOCK

                39.1 In the event of an equality of votes for and against any resolution proposed or submitted at any meeting of the Directors that resolution shall be put to a meeting of the Company called and held for that purpose.

                39.2 In the event of an equality of votes for and against any resolution proposed or submitted at any meeting of Members of the Company, then that that resolution or the question to be determined thereby, whether it be or concern an issue of law or fact or policy or management of the Company or any other matter or question concerning the affairs of the Company, shall be submitted to the arbitration of two arbitrators (one of whom shall be nominated by the Members voting for the resolution and one by the Members voting against the resolution) and their umpire, if the arbitrators shall not be able to agree upon an award and any such reference, shall be subject to the provisions of the Commercial Arbitration Act (1984).

                39.3 On the making of an award, each of the Members and Directors of the Company shall (so far as he may legally do so) call and hold or cause to be called and held a meeting of the Company for the purpose of passing any resolution or resolutions necessary to give effect to the award of the arbitrators or their umpire (as the case may be) and each of the Members and Directors of the Company shall (so far as he may legally do so) vote in favour of each and every such resolution and shall do or concur in doing all acts and things necessary to give effect to such award.




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                                   EXHIBIT 27

                            FINANCIAL DATA SCHEDULE